SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant |X|     Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|	Preliminary Proxy Statement.

|_|	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

|_|	Definitive Proxy Statement. Definitive Proxy Statement.

|_|	Definitive Additional Materials.

|_|	Soliciting Material Pursuant to Sec. 240.14a-12.

MuniYield Florida Insured Fund	Apex Municipal Fund, Inc.
MuniYield Michigan Insured Fund, Inc.	Corporate High Yield Fund, Inc.
MuniYield New Jersey Insured Fund, Inc.	Corporate High Yield Fund III, Inc.
MuniYield Pennsylvania Insured Fund	Corporate High Yield Fund V, Inc.
The S&P 500®Protected Equity Fund, Inc.	Corporate High Yield Fund VI, Inc.
Muni Intermediate Duration Fund, Inc.	MuniAssets Fund, Inc.
Muni New York Intermediate Duration Fund, Inc.	MuniEnhanced Fund, Inc.
Debt Strategies Fund, Inc.	MuniHoldings California Insured Fund, Inc.
Diversified Income Strategies Portfolio, Inc.	MuniHoldings Insured Fund II, Inc.
Floating Rate Income Strategies Fund, Inc.	MuniYield Fund, Inc.
Floating Rate Income Strategies Fund II, Inc.	MuniYield Arizona Fund, Inc.
MuniHoldings Florida Insured Fund	MuniYield California Fund, Inc.
MuniHoldings Fund, Inc.	MuniYield California Insured Fund, Inc.
MuniHoldings Fund II, Inc.	MuniYield Florida Fund
MuniHoldings Insured Fund, Inc.	MuniYield Insured Fund, Inc.
MuniHoldings New Jersey Insured Fund, Inc.	MuniYield Michigan Insured Fund II, Inc.
MuniHoldings New York Insured Fund, Inc.	MuniYield New Jersey Fund, Inc.
MuniVest Fund, Inc.	MuniYield New York Insured Fund, Inc.
MuniVest Fund II, Inc.	MuniYield Quality Fund, Inc.
Senior High Income Portfolio, Inc.	MuniYield Quality Fund II, Inc.
Preferred and Corporate Income Strategies Fund, Inc.	The Europe Fund, Inc.
Enhanced Equity Yield & Premium Fund, Inc.	Capital And Income Strategies Fund, Inc.
Enhanced Government Fund, Inc.	Preferred Income Strategies Fund, Inc.
Enhanced Equity Yield Fund, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment Of Filing Fee (Check the appropriate box):

|X|	No fee required.

|_|	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

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|_|	Fee paid previously with preliminary materials.

|_|	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

MERRILL LYNCH FUNDS*
P.O. Box 9011
Princeton, New Jersey 08543-9011

June _, 2006

Dear Shareholder:

        An annual or special meeting of your Merrill Lynch Fund* (each, a “Fund,” and collectively, the “Funds”) will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Monday, July 31, 2006, or Tuesday, August 15, 2006 (see Appendix A of the enclosed joint proxy statement for the date of your Fund’s meeting), at 9:00 a.m. (Eastern time), to vote on the proposals listed in the enclosed joint proxy statement.

        Merrill Lynch & Co., Inc. (“ML & Co.”), the parent company of the Funds’ investment advisers, and BlackRock, Inc., have agreed to a transaction (the “Transaction”) to combine Merrill Lynch Investment Managers, L.P. and certain affiliates (“MLIM”) with BlackRock, Inc. to form a new asset management company. The Transaction, when it is consummated, will cause the Funds’ investment advisory agreements to terminate. In order for the management of each Fund to continue uninterrupted after the Transaction, we are asking the shareholders of each Fund to approve a new investment advisory agreement. We are also asking shareholders of each Fund to approve a new subadvisory agreement with BlackRock Advisors, Inc. on a contingent basis to the extent the Fund’s Board of Directors/Trustees and MLIM deem it necessary and in the best interests of the Fund and its shareholders that BlackRock Advisors, Inc. assist in managing the operations of the Fund during the interim period prior to the consummation of the Transaction. Each Fund’s total fees for services under its new investment advisory agreement and contingent subadvisory agreement will be no higher than the fees currently payable under its existing investment advisory agreement.

        In addition, the shareholders of certain Funds will be asked to elect Directors/Trustees of their Funds.

        The Directors/Trustees responsible for your Fund recommend that you vote FOR these proposals to be presented at the meeting applicable to your Fund.

        You are cordially invited to attend any meeting at which you may vote shares. Shareholders who do not expect to attend any such meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors/Trustees of each Fund.

        If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Computershare Fund Services, at 1-800-645-4519.

Sincerely, ALICE A. PELLEGRINO Secretary

*	The Funds are listed in the Notice of Meeting and in Appendix A to the enclosed joint proxy statement.

IMPORTANT NEWS
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Joint Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

QUESTIONS AND ANSWERS

Q:	What am I being asked to approve in this proxy statement?

A:	You are being asked to vote in favor of proposals:

1	To elect a Board of Directors/Trustees for certain of the Funds.

2.	To approve a new investment advisory agreement between your Fund and BlackRock Advisors, Inc. (“BlackRock Advisors”). This new investment advisory agreement will take effect when the transaction (the “Transaction”) to combine Merrill Lynch Investment Managers, L.P. and certain affiliates (“MLIM”) with BlackRock, Inc. to form a new asset management company is complete. Until that time, it is expected that your Fund’s current investment adviser will continue to manage your Fund.

3.	To approve a contingent subadvisory agreement between your Fund’s investment adviser and BlackRock Advisors. This contingent subadvisory agreement will only take effect upon recommendation from your Fund’s current investment adviser and upon the subsequent approval of your Fund’s Board of Directors/Trustees. It would be put in place to ensure that an appropriate level of portfolio management capability exists until the Transaction is complete.

Q:	Why am I being asked to vote on a new investment advisory agreement and a contingent subadvisory agreement?

A:	Merrill Lynch & Co., Inc. (“ML & Co.”) is the parent company of the Funds’ investment advisers and certain of the Funds’ subadvisers. ML & Co. has entered into an agreement to combine its investment management business, which includes the business of the Funds’ investment advisers and certain of the Funds’ subadvisers, with BlackRock, Inc., to form a new asset management company. As a result of the Transaction, ML & Co. is expected to have an ownership interest (which includes a voting interest) in the combined company. The Transaction will result in an assignment of the Funds’ investment advisory agreements, and thereby will cause such agreements to terminate. The closing of the Transaction, which is currently expected to take place in the third quarter of 2006, is subject, among other things, to approval by shareholders of BlackRock, Inc., and approval of the proposed new investment advisory arrangements by a sufficient number of the funds managed by MLIM such that revenues generated from such investment advisory arrangements are maintained at a level equal to 75% of such revenues on December 31, 2005. Your Fund’s Board of Directors/Trustees has approved, and recommends that you approve, the new investment advisory agreements. In addition, your Fund’s Board of Directors/Trustees has approved, and recommends that you approve, a contingent subadvisory agreement for the Fund, which will serve to ensure, to the extent deemed necessary by your Fund’s Board of Directors/Trustees, that an appropriate level of portfolio management capability can continue during the course of completing the Transaction.

Q:	How does the proposed new investment advisory agreement differ from my Fund’s existing agreement?

A:	Other than the identity of the investment adviser, each Fund’s new investment advisory agreement is similar in all material respects to its existing investment advisory agreement.

Q:	Will the total fees payable under my current investment advisory agreement increase?

A:	No. The total fees payable under the new investment advisory agreement, including waivers and expense reimbursements, will be no higher than the fees under your current investment advisory agreement. Any fees payable under the contingent subadvisory agreement will be paid solely by your Fund’s adviser at no additional cost to you or your Fund. One Fund included in the Joint Proxy Statement, The Europe Fund, Inc., currently operates under separate investment advisory and

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administration agreements, and both functions will continue to operate independently and the fees payable under both agreements will remain the same.

Q:	How do the Board members suggest I vote in connection with the matters to be considered at the meeting?

A:	After careful consideration, the Board of your Fund recommends that you vote FOR each of the proposals being presented to shareholders at the meeting.

Q:	Will my vote make a difference?

A:	Your vote is needed to ensure that a quorum is present at the meetings and that sufficient votes are cast so that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund.

Q:	Are the Funds paying for preparation, printing and mailing of this proxy?

A:	No, all costs will be borne by ML & Co. whether or not the proposals are successful.

Q:	Whom do I call if I have questions?

A:	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services at 1-800-645-4519.

Q:	How do I vote my shares?

A:	You can vote your shares by attending the meeting, or if you do not expect to attend, by completing and signing each enclosed proxy card and mailing it in the enclosed-postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the voting instruction form or by computer by going to the Internet address provided on the proxy card and following the instructions, using your voting instruction form as a guide.

It is important that you vote promptly.

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MuniYield Florida Insured Fund	Apex Municipal Fund, Inc.
MuniYield Michigan Insured Fund, Inc.	Corporate High Yield Fund, Inc.
MuniYield New Jersey Insured Fund, Inc.	Corporate High Yield Fund III, Inc.
MuniYield Pennsylvania Insured Fund	Corporate High Yield Fund V, Inc.
The S&P 500®Protected Equity Fund, Inc.	Corporate High Yield Fund VI, Inc.
Muni Intermediate Duration Fund, Inc.	MuniAssets Fund, Inc.
Muni New York Intermediate Duration Fund, Inc.	MuniEnhanced Fund, Inc.
Debt Strategies Fund, Inc.	MuniHoldings California Insured Fund, Inc.
Diversified Income Strategies Portfolio, Inc.	MuniHoldings Insured Fund II, Inc.
Floating Rate Income Strategies Fund, Inc.	MuniYield Fund, Inc.
Floating Rate Income Strategies Fund II, Inc.	MuniYield Arizona Fund, Inc.
MuniHoldings Florida Insured Fund	MuniYield California Fund, Inc.
MuniHoldings Fund, Inc.	MuniYield California Insured Fund, Inc.
MuniHoldings Fund II, Inc.	MuniYield Florida Fund
MuniHoldings Insured Fund, Inc.	MuniYield Insured Fund, Inc.
MuniHoldings New Jersey Insured Fund, Inc.	MuniYield Michigan Insured Fund II, Inc.
MuniHoldings New York Insured Fund, Inc.	MuniYield New Jersey Fund, Inc.
MuniVest Fund, Inc.	MuniYield New York Insured Fund, Inc.
MuniVest Fund II, Inc.	MuniYield Quality Fund, Inc.
Senior High Income Portfolio, Inc.	MuniYield Quality Fund II, Inc.
Preferred and Corporate Income Strategies Fund, Inc.	The Europe Fund, Inc.
Enhanced Equity Yield & Premium Fund, Inc.	Capital & Income Strategies Fund, Inc.
Preferred Income Strategies Fund, Inc.
Enhanced Equity Yield Fund, Inc.
Enhanced Government Fund, Inc.

P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2006 ANNUAL OR SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 31, 2006
OR AUGUST 15, 2006

To the Shareholders:

        NOTICE IS HEREBY GIVEN that an annual or special meeting of the shareholders of each Fund listed above will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Monday, July 31, 2006, or Tuesday, August 15, 2006 (see Appendix A of the enclosed joint proxy statement for the date of each Fund’s meeting), at 9:00 a.m. (Eastern time), for the following purposes:

ITEM 1.	To elect Directors/Trustees of the following Funds:

Senior High Income Portfolio, Inc.
Floating Rate Income Strategies Fund, Inc.
Floating Rate Income Strategies Fund II, Inc.
Debt Strategies Fund, Inc.
MuniHoldings Fund, Inc.
MuniHoldings Insured Fund, Inc.
Preferred Income Strategies Fund, Inc.
The Europe Fund, Inc.
Capital and Income Strategies Fund, Inc.
Preferred & Corporate Income Strategies, Inc.
Enhanced Equity Yield Fund, Inc.
Enhanced Equity Yield & Premium Fund, Inc.

Enhanced Government Fund, Inc.
Muni Intermediate Duration Fund, Inc.
Muni New York Intermediate Duration Fund, Inc.
Corporate High Yield Fund III, Inc.
Corporate High Yield Fund, Inc.
MuniAssets Fund, Inc.

For each of these Funds, the meeting will constitute the 2006 annual meeting of shareholders.

ITEM 2.	To approve a new Investment Advisory Agreement for each Fund.

ITEM 3.	To approve a Contingent Subadvisory Agreement for each Fund.

ITEM 4.	To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

        Your Directors/Trustees recommend that you vote FOR all items.

        Shareholders of record on June 2, 2006 are entitled to vote at the meeting and at any adjournments or postponements thereof.

        If you own shares in more than one Fund as of June 2, 2006, you may receive more than one proxy card. Please be certain to vote each proxy card you receive.

        It is very important that your voting instructions be received no later than July __, 2006. Instructions for shares held of record in the name of a nominee such as a broker-dealer or trustee of an employee benefit plan may be subject to earlier cut off dates established by such intermediaries for receipt of such instructions.

        You are invited to attend any meeting at which you may vote shares. Shareholders who do not expect to attend any such meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors/Trustees of each Fund.

        If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Computershare Fund Services at 1-800-645-4519.

By order of the Boards of Directors/Trustees, ALICE A. PELLEGRINO Secretary of the Funds

        June __, 2006

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2006 ANNUAL OR SPECIAL MEETING OF SHAREHOLDERS

_________________

JULY 31, 2006 OR
AUGUST 15, 2006
_________________

JOINT PROXY STATEMENT

        This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees (each, a “Board,” and collectively, the “Boards,” and each Director or Trustee, a “Board Member,” and collectively, the “Board Members”) of the Funds(2) (each a “Fund,” and collectively, the “Funds”) listed on the accompanying Notice to be voted at the annual or special meeting of shareholders of each Fund to be held at 9:00 a.m. (Eastern time) on Monday, July 31, 2006, or Tuesday, August 15, 2006 (see Appendix A of this Joint Proxy Statement for the date of each Fund’s meeting) at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (for each Fund, a “Meeting,” and collectively, the “Meetings”), and at any and all adjournments or postponements thereof. The Meetings will be held for the purposes set forth in the accompanying Notice.

        The Board of each Fund has determined that the use of this Joint Proxy Statement for each Meeting is in the best interests of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of each of the Funds. This Joint Proxy Statement and the accompanying materials are being mailed by the Boards on or about June __, 2006.

        Each Fund is organized as either a Massachusetts business trust (each, a “Trust”) or a Maryland corporation (each, a “Corporation”). The Trusts and Corporations are registered investment companies. A list of each Trust and Corporation is set forth in Appendix A.

        Shareholders of record at the close of business on June 2, 2006 (the “Record Date”) are entitled to vote at the Meetings. Shareholders of the Funds are entitled to one vote for each share held, with no shares having cumulative voting rights. Holders of the preferred shares (“AMPS”) of the AMPS Funds(3) (collectively, the “AMPS Funds”) will have equal voting rights with the shares of common stock of those Funds and will vote together with the common shares as a single class on the proposals on which they are entitled to vote, and separately on proposals on which they are entitled to vote separately. The manner in which shareholders of each Fund are entitled to vote is shown in the section below entitled “Additional Information — Quorum and Vote Required.”

        The number of shares of each Fund outstanding on the Record Date and the net assets of each Fund as of that date are shown in Appendix B. Except as set forth in Appendix Q, to the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of five percent or more of that Fund’s outstanding shares.

        For each Fund in which you owned shares on the Record Date, a proxy card or voting instruction form, bearing the Fund’s name, is included with this Joint Proxy Statement. If you own shares in more than one Fund as of the Record Date, you will receive more than one proxy card or voting instruction form. Please complete EACH proxy

[2]	The Funds will be referred to throughout this Joint Proxy Statement by the defined terms as set forth in Appendix A.
[3]	MY New Jersey Insured, Muni Intermediate, Muni New York Intermediate, MH Fund II, MH Insured, MH New Jersey Insured, MH New York Insured, MuniVest, MuniVest II, CHY, MuniAssets, MuniEnhanced, MH California Insured, MY Fund, MY Arizona, MY California, MY California Insured, MY Insured, MY Michigan Insured II, MY New Jersey, MY New York Insured, MY Quality, MY Quality II, Preferred Income, Preferred & Corporate, MY Florida Insured, MY Pennsylvania Insured and MY Florida.

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card you receive, or if you vote by telephone or over the Internet, please vote on the proposals affecting EACH Fund you own.

        All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting. On the matters coming before each Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If you are the record owner of your Fund shares and your proxy is properly executed and returned and no choice is specified, the shares will be voted as follows: (a) FOR the election of the nominees as listed in this Joint Proxy Statement, (b) FOR approval of the new investment advisory agreement and (c) FOR approval of the contingent subadvisory agreement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the applicable Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. If your shares are held by your broker or dealer, you must provide voting instructions to such broker or dealer in order to vote your shares.

        Annual reports are sent to shareholders of record of each Fund following the Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such written or oral requests should be directed to the Fund at P.O. Box 9011, Princeton, New Jersey 08543-9011 or by calling Financial Data Services, Inc. toll free at 1-800-637-3863.

        Please note that only one annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Joint Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

YOUR VOTE IS IMPORTANT

To avoid unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” each of the proposals. If your shares are held in the name of your broker or dealer (i.e., in “street name”), you must provide voting instructions to your broker or dealer about how to vote your shares in order for your broker or dealer to vote your shares on any proposal other than the election of Board Members.

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SUMMARY OF PROPOSALS AND FUNDS AFFECTED

        The following chart specifies the Funds whose shareholders will be voting at the Meetings on each of the proposals being presented for shareholder consideration. The proposals are set forth in the Notice and are discussed in detail in the Joint Proxy Statement.

	Proposal No. 1— to Elect Board Members				Proposal No. 2—to Approve New Investment Advisory Agreement	Proposal No. 3—to Approve Contingent Subadvisory Agreement
Name of Fund	Board A	Board B	Board C	Board D

MY Florida Insured					✓	✓
MY Michigan Insured					✓	✓
MY New Jersey Insured					✓	✓
MY Pennsylvania Insured					✓	✓
S&P 500 Protected Equity					✓	✓
Muni Intermediate	✓				✓	✓
Muni New York Intermediate	✓				✓	✓
Debt Strategies		✓			✓	✓
Diversified Income					✓	✓
FRIS		✓			✓	✓
FRIS II		✓			✓	✓
MH Florida Insured					✓	✓
MH Fund		✓			✓	✓
MH Fund II					✓	✓
MH Insured		✓			✓	✓
MH New Jersey Insured					✓	✓
MH New York Insured					✓	✓
MuniVest					✓	✓
MuniVest II					✓	✓
SHIP		✓			✓	✓
Preferred & Corporate				✓	✓	✓
Enhanced Equity Yield & Premium				✓	✓	✓
Apex					✓	✓
CHY			✓		✓	✓
CHY III			✓		✓	✓
CHY V					✓	✓
CHY VI					✓	✓
MuniAssets			✓		✓	✓
MuniEnhanced					✓	✓
MH California Insured					✓	✓
MH Insured II					✓	✓
MY Fund					✓	✓
MY Arizona					✓	✓
MY California					✓	✓
MY California Insured					✓	✓
MY Florida					✓	✓
MY Insured					✓	✓
MY Michigan Insured II					✓	✓
MY New Jersey					✓	✓
MY New York Insured					✓	✓
MY Quality					✓	✓
MY Quality II					✓	✓
Europe Fund				✓	✓	✓
Capital & Income				✓	✓	✓
Preferred Income				✓	✓	✓
Enhanced Equity Yield				✓	✓	✓
Enhanced Government				✓	✓	✓

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        For each Fund electing Board Members, the Meeting constitutes the 2006 annual meeting of shareholders.

ITEM 1—ELECTION OF BOARD MEMBERS

        The purpose of this proposal is to elect the Board Members of the Boards of the Funds listed below.

        Each Board supervises more than one Fund. It is intended that the enclosed proxy card will be voted for all nominees (each a “Nominee” and, collectively, the “Nominees”) for the Board of the applicable Fund, as shown below, unless a proxy contains specific instructions to the contrary.

Funds Supervised By Board A	Funds Supervised By Board B

Muni Intermediate	SHIP
Muni New York Intermediate	FRIS
FRIS II
Debt Strategies
MH Fund
MH Insured

Funds Supervised By Board C	Funds Supervised By Board D

CHY III	Preferred Income
CHY	Europe Fund
MuniAssets	Capital and Income
Preferred & Corporate
Enhanced Equity Yield
Enhanced Equity Yield & Premium
Enhanced Government

        If, before the election, any Nominee refuses or is unable to serve, proxies will be voted for a replacement Nominee designated by the current Board Members.

        Each Board Member will be elected to hold office until his or her successor is elected and qualified or until his or her earlier death, resignation, retirement or removal.

        With respect to the AMPS Funds to which this Item applies, it is intended that all properly executed proxies of the holders of AMPS, voting separately as a class, will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the two (2) Nominees listed in the applicable Board below identified as “AMPS Nominees” to be elected by the holders of AMPS, and all properly executed proxies of the holders of common shares and AMPS, voting together as a single class, will be voted “FOR” the other Nominees listed in the chart.

        With respect to all other Funds that are not AMPS Funds to which this Item applies, it is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the election of the Nominees:

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Board A Nominees:	Donald W. Burton*
Robert C. Doll, Jr.
Jack F. O’Brien
David H. Walsh
Fred G. Weiss*

Board B Nominees:	Robert C. Doll, Jr.
Ronald W. Forbes*
Cynthia A. Montgomery
Jean Margo Reid
Roscoe S. Suddarth
Richard R. West*
Edward D. Zinbarg

Board C Nominees:	James H. Bodurtha
Robert C. Doll, Jr.
Kenneth A. Froot
Joe Grills
Herbert I. London
Roberta Cooper Ramo
Robert S. Salomon, Jr.

Board D Nominees:	David O. Beim
Robert C. Doll, Jr.*
James T. Flynn
W. Carl Kester*
Karen P. Robards
*	AMPS Nominee.

        The Nominees listed above, with the exception of Robert C. Doll, Jr., are current Board Members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds or MLIM or BlackRock Advisors, Inc. (the “Independent Board Members”).

        Certain biographical and other information concerning the Nominees for the Boards is set forth in Appendix D to this Joint Proxy Statement. Each Nominee has consented to serve on the Board to which he or she has been nominated if elected by shareholders.

Committee and Board Meetings

        Each Fund maintains two standing Board committees, the Audit Committee and the Nominating Committee. Currently, all of the Independent Board Members are members of each Fund’s Audit Committee. The following table lists the current members of each Fund’s Nominating Committee:

Funds	Nominating Committee Members
Funds supervised by Board A	Donald W. Burton, Jack F. O’Brien, David H. Walsh and Fred G.Weiss

Funds supervised by Board B	Cynthia A. Montgomery and Edward D. Zinbarg

Funds supervised by Board C	Herbert I. London, Roberta Cooper Ramo and Robert S. Salomon, Jr.

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Funds	Nominating Committee Members
Funds supervised by Board D	David O. Beim, James T. Flynn, W. Carl Kester and Karen P. Robards

        During each Fund’s last fiscal year, each of the Board Members then in office attended at least 75% of the aggregate of the total number of meetings of the Board of that Fund held during the fiscal year and, if a member, the total number of meetings of the Audit Committee and Nominating Committee held during the period for which he or she served. For information about the number of meetings of the Board, the Audit Committee and the Nominating Committee held during each Fund’s most recently completed fiscal year, see Appendix C to the Joint Proxy Statement.

Audit Committees

        The principal responsibilities of each Audit Committee are the appointment, compensation, retention and oversight of the Fund’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) review with the independent registered public accounting firm the arrangements for and scope of annual and special audits and any other services provided by the independent registered public accounting firm to the Fund; (ii) discuss with the independent registered public accounting firm certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent registered public accounting firm or any other results of any audit; (iii) ensure that the independent registered public accounting firm submits on a periodic basis a formal written statement with respect to their independence, discuss with the independent registered public accounting firm any relationships or services that may impact the objectivity and independence of the Fund’s independent registered public accounting firm; and (iv) consider information and comments of the independent registered public accounting firm with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting and Fund management’s responses thereto. The Board of each Fund has adopted a written charter for the Audit Committee, a copy of which is attached to this Joint Proxy Statement as Appendix F. Each Audit Committee has independent legal counsel to assist it in connection with these duties.

        Each Fund’s Audit Committee also has received written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, from either Deloitte & Touche LLP (“D&T”) or Ernst & Young LLP (“E&Y”), the independent registered public accounting firms for the Funds. Each Audit Committee has discussed with D&T and E&Y, as applicable, such firm’s independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 61. Each Audit Committee has considered whether the provision of non-audit services by the Fund’s independent registered public accounting firm is compatible with maintaining the independence of that registered public accounting firm.

        Each Audit Committee also reviews and discusses the audit of the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in the Fund’s Annual Report to Shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any Fund. Following each Audit Committee’s review and discussion the Fund’s independent registered public accounting firm, each Audit Committee r Fund’s independent registered public accounting firm, each Audit Committee recommended to the Board Members that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year (each Fund’s fiscal year end is set forth in Appendix B) for which audited financial statements are available be included in each Fund’s Annual Report to Shareholders.

Nominating Committees

        The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as Independent Board Members of the Fund and to recommend its nominees for consideration by the full Board. Each Nominating Committee has independent legal counsel to assist it in connection with these duties. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s Independent Board

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Members, the Nominating Committee may consider nominations made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Board of each Fund has adopted a written charter for the Nominating Committee, a copy of which is attached to this Joint Proxy Statement as Appendix G. The Nominating Committee charter is not available on any Fund website. The nomination of Jean Margo Reid to serve on Board B and Kenneth A. Froot to serve on Board C was recommended to the Nominating Committee of the respective Board by an Independent Board Member serving on that Board. The Nominating Committee was established as a separate Board Committee for each Fund in February 2004.

        In identifying and evaluating a potential nominee to serve as an Independent Board Member of a Fund, the Nominating Committee will consider, among other factors, (i) the contribution that the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Board Member of the Fund; (iv) whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, any sub-adviser to the Fund, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to any applicable standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board Member of the Fund; and (viii) whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policy.

Shareholder Communications

        Shareholders may send written communications to a Fund’s Board or to an individual Board Member by mailing such correspondence to the Secretary of the applicable Fund at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Such communications must be signed by the shareholder and identify the class and number of shares held by the shareholder. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual Board Member. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must continue to meet all the requirements of Rule 14a-8. See “Additional Information—Shareholder Proposals” herein.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Exchange Act requires the officers and Board Members of each Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“Commission”). Officers, Board Members and greater than ten percent shareholders of each Fund are required by Commission regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

        Based solely on a review of the copies of such forms, and amendments thereto, with respect to each Fund, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Board Members, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of a Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during each Fund’s most recent fiscal year.

Board Member Attendance at Shareholder Meetings

        The Funds have no formal policy regarding Board Member attendance at shareholder meetings. None of the Board Members attended the Funds’ most recent annual meeting of shareholders.

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Interested Persons

        Each Fund considers Mr. Doll to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act based on positions Mr. Doll holds with Merrill Lynch Investment Managers, L.P. (“MLIM”), Fund Asset Management, L.P. (“FAM”), Princeton Services, Inc. (“Princeton Services”) and Princeton Administrators, L.P. (“Princeton Administrators”) or their affiliates. Mr. Doll also serves as the President of each Fund.

Compensation of Board Members

        The investment adviser or administrator of each Fund pays all compensation to all officers of each Fund and all Board Members of each Fund who are affiliated with Merrill Lynch & Co., Inc. (“ML & Co.”) or its subsidiaries. Each Fund supervised by Board A or Board B pays each Independent Board Member a combined fee for service on the Board and the Audit Committee. Each Fund supervised by Board C or Board D pays each Independent Board Member an annual retainer for his or her services to all funds advised by MLIM or FAM (“MLIM/FAM-advised funds”). The portion of the annual retainer allocated to each MLIM/FAM-advised fund is determined quarterly based, in general, on the relative net assets of each such Fund. In addition, each Fund pays each Independent Board Member a per meeting fee for each in-person Board meeting and in-person Audit Committee meeting attended. The Chairman of each Fund’s Audit Committee, and the Chairman of the Board of Europe Fund, Capital & Income, Preferred Income, Enhanced Equity Yield, Enhanced Government, Preferred & Corporate, and Enhanced Equity Yield & Premium, each receives an additional annual fee. Each Independent Board Member also receives an aggregate fee for each special in-person meeting attended, which is allocated equally among all the applicable Funds overseen by the Board Member. The Fund reimburses each Independent Board Member for his or her out-of-pocket expenses relating to attendance at Board, Audit Committee and any Nominating Committee meetings. Information relating to (i) the aggregate fees and expenses paid by each Fund to its Independent Board Members during each Fund’s most recently completed fiscal year is set forth in Appendix C to this Joint Proxy Statement and (ii) the compensation received by each Independent Board Member from each Fund and from all MLIM/FAM-advised funds is set forth in Appendix D to this Joint Proxy Statement. Compensation of Board Members is considered by each Fund’s entire Board in lieu of a compensation committee.

Officers of Each Fund

        Information relating to the officers of each Fund is set forth in Appendix E to this Joint Proxy Statement. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

Share Ownership

        Set forth in Appendix D to this Joint Proxy Statement is the following information for each Nominee: (i) the number of shares of common stock or shares of beneficial interest of each Fund owned; (ii) the aggregate dollar range such share ownership represents; and (iii) the aggregate dollar range of securities owned in all MLIM/FAM-advised funds for which the Nominee currently serves as a Board Member.

        As of April 30, 2006, no non-interested Nominee or his or her immediate family members, owned beneficially or of record any securities of ML & Co. or BlackRock, Inc. As of April 30, 2006, the Board Members and officers of each Fund as a group owned an aggregate of less than 1% of the Fund’s outstanding shares. At such date, Mr. Doll, a Board Member and President of each Fund, and the other officers of each Fund, owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co. or BlackRock, Inc.

        See “Additional Information—Quorum and Vote Required” for the required vote necessary for the election of the Nominees with respect to each Fund.

        The Board of each Fund recommends that shareholders of the Fund vote FOR the election of each of the Nominees to the Board.

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ITEM 2—APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

        At the Meeting, you will be asked to approve a new investment advisory agreement between your Fund and BlackRock Advisors, Inc. (each a “New Investment Advisory Agreement,” and collectively, the “New Investment Advisory Agreements”). For a general description of the proposed New Investment Advisory Agreement and a general comparison of the proposed New Investment Advisory Agreement and the investment advisory or management agreements currently in effect for each Fund (each, a “Current Investment Advisory Agreement,” and collectively, the “Current Investment Advisory Agreements”) see “The New Investment Advisory Agreement” and “Comparison of Current Investment Advisory Agreements to the New Investment Advisory Agreements” below. A detailed comparison of the proposed New Investment Advisory Agreement with a standard form of Current Investment Advisory Agreement is included in Appendix H. The form of the New Investment Advisory Agreement for the Funds is attached hereto as Appendix I.

        MLIM, FAM, Merrill Lynch Investment Managers International Limited (“MLIM-LTD”), and Merrill Lynch Asset Management U.K. Limited (“MLAM U.K.”) currently provide investment advisory services to the Funds. MLIM, FAM, MLIM-LTD and MLAM U.K. (each, an “Adviser,” and collectively, the “Advisers”) serve as investment advisers to the Funds as set forth in Appendix B and are responsible for the Funds’ overall investment strategy and its implementation. The date of each Fund’s Current Investment Advisory Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board is provided in
Appendix K.

        The Board Members are proposing a New Investment Advisory Agreement for each Fund because the Current Investment Advisory Agreements will terminate upon completion of the Transaction. This Transaction is discussed in more detail below. As required by the 1940 Act, each Current Investment Advisory Agreement provides for automatic termination upon its “assignment.” Under the 1940 Act, a change in control of an investment adviser constitutes an “assignment.” The consummation of the Transaction will result in the assignment of the Current Investment Advisory Agreements, and their automatic termination. Therefore, as described below, shareholders of each Fund are being asked to approve a New Investment Advisory Agreement for their Fund. The New Investment Advisory Agreements would only be effective as of the consummation of the Transaction. If the Transaction is never completed, the New Investment Advisory Agreements would not go into effect and the Current Investment Advisory Agreements would continue in effect.

Description of the Transaction

        On February 15, 2006, ML & Co. entered into a definitive agreement (the “Transaction Agreement”) with BlackRock, Inc. to combine MLIM and certain affiliates, including FAM, MLAM U.K. and MLIM-LTD (together, “MLIM”), with BlackRock, Inc., to form a new asset management company (“New BlackRock”) that will be one of the world’s largest asset management firms with approximately $1 trillion of assets under management based on pro forma combined assets as of December 31, 2005. ML & Co. is expected to own up to a 49.8% economic interest (which includes a 45% voting interest) in New BlackRock.

        The closing of the Transaction, which is currently expected to take place in the third quarter of 2006, is subject, among other things, to approval by shareholders of BlackRock, Inc., approval of the proposed new investment advisory arrangements by a sufficient number of the funds managed by MLIM such that revenues generated from such investment advisory arrangements are maintained at a level equal to 75% of such revenues on December 31, 2005, and receipt of certain domestic and international regulatory approvals (including expiration of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) and other customary closing conditions.

        ML & Co., a Delaware corporation formed in 1973, is a holding company that, through its subsidiaries and affiliates, provides broker-dealer, investment banking, financing, wealth management, advisory, asset management, insurance, lending and related products and services on a global basis. ML & Co.‘s investment management business being transferred to BlackRock, Inc. in the Transaction had $576.1 billion of assets under management as of March 31, 2006. MLIM offers a wide range of investment management capabilities to retail and institutional investors through proprietary and third-party distribution channels globally. MLIM’s asset management capabilities include equity, fixed income, money market, index, enhanced index and alternative investments, which are offered through vehicles such as mutual funds, privately managed accounts, and retail and institutional separate accounts. ML & Co., MLIM and their respective affiliates are sometimes referred to herein as “Merrill Lynch”.

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        BlackRock, Inc., a Delaware corporation formed in 1988 (together, with its subsidiaries, “BlackRock”), is one of the largest publicly traded investment management-specific firms in the United States, with $463.1 billion of assets under management at March 31, 2006. BlackRock manages fixed income, cash management, equity and alternative investment products on behalf of institutional and individual investors worldwide. BlackRock also offers risk management, investment system outsourcing and financial advisory services to institutional investors under the BlackRock Solutions® brand name.

        It is anticipated that following the closing of the Transaction the majority of the Funds and any Advisers being transferred to BlackRock in the Transaction will operate under the BlackRock brand.

        New BlackRock will be the largest publicly traded investment management-specific firm in the United States on the basis of pro forma combined assets under management as of December 31, 2005. Its shares of common stock will be listed on the New York Stock Exchange, Inc. (the “NYSE”). The board of directors of New BlackRock will consist of 17 members (nine independent, four New BlackRock management, two Merrill Lynch and two PNC Financial Services Group, Inc.). The audit, nominating and compensation committees of the board will consist exclusively of independent directors.

        The strategic rationale of the Transaction for ML & Co. and BlackRock is to bring together the highly complementary strengths of MLIM and BlackRock in asset classes, investment products, distribution channels and global platforms and achieve the larger operating and financial scale necessary to compete effectively on a global basis. MLIM and BlackRock believe they share similar values and cultures with a commitment to teamwork and excellence and a strong emphasis on performance and regulatory compliance. ML & Co. believes that there are certain advantages to operating an investment advisory business as an independent company rather than as part of a diversified financial company in part because of differences between the broker-dealer and investment advisory businesses. Each business is distinct in terms of the services provided to and the relationship with customers, the marketing of such services, the compensation arrangements and the potential conflicts of interest involved. Broker-dealers and investment advisers operate under separate regulatory regimes which reflect these differences. The increased independence of the investment adviser may alleviate some of the potential conflicts of interest that exist between providing investment advisory services and the distribution of advisory services by broker-dealers.

        The Funds have been advised by ML & Co. and BlackRock that the Transaction is designed by ML & Co. and BlackRock to bring together the best of both organizations including:

•	New BlackRock will offer investment management services in every major asset class, encompassing equity, fixed income, liquidity and alternative investments.
•	Access to Merrill Lynch’s industry-leading retail presence in the U.S. and its strong reputation in Europe and Asia match up well with BlackRock’s global institutional client base.
•	Use of the BlackRock brand provides a well-known, established brand that can be used in all channels and provides New BlackRock with a significant opportunity to access a larger U.S. third party retail distribution operation which in the case of MLIM is now constrained by the use of the Merrill Lynch brand.
•	New BlackRock is expected to have enhanced growth prospects both organically and through acquisitions due to the larger operational and financial scale and its ability to use the asset management-specific publicly traded stock of New BlackRock to make acquisitions.
•	MLIM is expected to benefit from access to BlackRock’s state of the art technology and risk management analytic tools, including the investment tools, outsourcing and advisory services to institutional investors provided under the BlackRock Solutions® brand name.
•	The enhanced scale and leverage and the singular focus on investment management should provide New BlackRock with opportunities to provide the highest quality client service, to attract and retain talented

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professionals as well as to enhance the ability to make ongoing reinvestments in the business and achieve cost efficiencies.

•	New BlackRock is expected to have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.

        In anticipation of the Transaction, members of the Funds’ Boards have had a number of telephonic and in person meetings and have met both formally and in informational sessions during April and May 2006 for purposes of, among other things, considering whether it would be in the best interests of each Fund and its shareholders to approve the New Investment Advisory Agreement between each Fund and BlackRock Advisors, Inc. (“BlackRock Advisors”). The 1940 Act requires that the New Investment Advisory Agreements be approved by the Funds’ shareholders in order to become effective. At those Board meetings, and for the reasons discussed below (see “Board Considerations” below), each Board, including a majority of the Independent Board Members approved each New Investment Advisory Agreement applicable to each Fund overseen by that Board and recommended its approval by shareholders as being in the best interests of the Fund and its shareholders. In the event shareholders of a Fund do not approve the New Investment Advisory Agreement, the Fund’s Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

Section 15(f) of the 1940 Act

        In completing the Transaction, Merrill Lynch and BlackRock have agreed to comply with Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of securities or a controlling interest in an investment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Each Fund’s Board currently meets this test and is expected to do so after the Transaction is completed. Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Merrill Lynch and BlackRock have agreed under the Transaction Agreement to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) in relation to any public funds advised by BlackRock or MLIM, respectively.

The New Investment Advisory Agreement

        As noted above, under the requirements of the 1940 Act, each Fund is required to enter into a new investment advisory agreement as a result of the Transaction. The Current Investment Advisory Agreements pursuant to which the Funds currently receive investment advisory services differ in many cases from Fund to Fund and in some cases contain different provisions as to the nature of the services provided. It is proposed that the Funds use this opportunity to both standardize the terms of the agreements used in the fund complex and to update the agreements. Although each Fund’s agreement may vary, it is proposed that the basic management arrangements applicable to a Fund not change. Therefore, the fees to be paid and services to be provided under the New Investment Advisory Agreement applicable to a Fund will be no higher than the fees under that Fund’s Current Investment Advisory Agreement.

        Under the New Investment Advisory Agreements, BlackRock Advisors will provide the same level of advisory and, as applicable, administrative services to each Fund as provided under the Current Investment Advisory Agreements. The schedule of fees payable under a Fund’s New Investment Advisory Agreement will be identical to

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the schedule of fees currently payable by that Fund under its Current Investment Advisory Agreement. Therefore, assuming identical asset levels, the fees payable to BlackRock Advisors under each New Investment Advisory Agreement will in each case be no greater than the aggregate fees currently payable to the Advisers by the Fund for investment advisory and fund administration services. In addition, Merrill Lynch and BlackRock have assured the Boards that the same level of advisory and administrative services will be provided to each Fund under the New Investment Advisory Agreements as are currently provided under the Current Investment Advisory Agreements and, in the case of the Europe Fund, its separate administrative agreement. Merrill Lynch and BlackRock have assured the Board of each Fund that the nature and scope of services provided under the Current Investment Advisory Agreements will continue undiminished under the New Investment Advisory Agreements.

Comparison of Current Investment Advisory Agreements to the New Investment Advisory Agreements

        Set forth below is a general description of the terms of the New Investment Advisory Agreements and a general comparison with the terms of the Current Investment Advisory Agreements. A copy of the form of the New Investment Advisory Agreement for each Fund is attached to this Joint Proxy Statement as Appendix I and you should refer to Appendix I for the complete terms of your Fund’s New Investment Advisory Agreement. A more detailed comparison of the proposed New Investment Advisory Agreement with a standard form of Current Investment Advisory Agreement is set forth in Appendix H.

        Fees. There is no change in the schedule of fees payable by any Fund under its New Investment Advisory Agreement for investment advisory and, if applicable, for fund administration services. In addition, with respect to certain Funds the Advisers have either contractually or voluntarily agreed to waive advisory fees or reimburse the Fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceeds the rates agreed to in the existing fee waiver or expense limitation agreements. MLIM and BlackRock have agreed to continue for the time being any such fee waivers or expense reimbursements on the same terms and conditions.

        Fees for investment advisory, and, if applicable, for fund administration services will be paid by each Fund as a percentage of such Fund’s average net assets (including any proceeds from the issuance of any AMPS, if applicable). For Capital & Income, Diversified Income, Enhanced Equity Yield & Premium, Enhanced Equity Yield, Enhanced Government, FRIS, FRIS II, Muni Intermediate, Muni New York Intermediate, and Preferred & Corporate, the fee rate also is paid based upon the proceeds of any borrowings or debt for leverage purposes. The following Funds currently pay their investment advisory fee based on average weekly net assets: MY Florida Insured, MY Michigan Insured, MY New Jersey Insured, MY Pennsylvania Insured, S&P 500 Protected Equity, Debt Strategies, MH Florida Insured, MH Fund, MH Fund II, MH Insured, MH New Jersey Insured, MH New York Insured, MuniVest, MuniVest II, SHIP, Apex, CHY, CHY III, CHY V, CHY VI, MuniAssets, MuniEnhanced, MH California Insured, MH Insured II, MY Fund, MY Arizona, MY California, MY California Insured, MY Florida, MY Insured, MY Michigan Insured II, MY New Jersey, MY New York Insured, MY Quality, MY Quality II, Europe Fund and Preferred Income. Under the New Investment Advisory Agreement, the fee for investment advisory services will be paid based upon average daily net assets in order that the fee calculation methodology be consistent with other more recently organized Funds, and be consistent throughout the complex. The change is not expected to have any material effect on the amount of advisory fees paid by these Funds. S&P 500 receives a fee as a percentage of the average net assets of the Fund, paid out of the available assets from dividends, cash or cash equivalents, and such fee will be deferred to the extent no such assets are available. For more information about the fee paid by each Fund, see Appendix K, which lists the rate of compensation described in each Fund’s Current Investment Advisory Agreement and New Investment Advisory Agreement. Amounts paid (after waivers and reimbursements, if any) by each Fund to its Adviser or an affiliate of the Adviser during the Fund’s last fiscal year are shown in Appendix M.

        Investment Advisory Services. Each New Investment Advisory Agreement generally provides that, subject to the direction and control of the Fund’s Board, BlackRock Advisors will (a) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund’s assets with complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights pertaining to such securities and other assets on behalf of the Fund, (b) supervise continuously the investment program of the Fund and the composition of its investment portfolio, (c) arrange, subject to the restrictions of the Fund’s organizational documents, the provisions of the 1940 Act and the Investment Advisers Act of 1940, as

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amended (the “Advisers Act”), and the Fund’s investment objectives and policies, and the applicable rules and regulations of the Commission, and other applicable federal and state law, as well as any specific policies and determinations of the Fund’s Board disclosed to BlackRock Advisors, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; and (d) provide investment research to the Fund. Each Current Investment Advisory Agreement provides for substantially similar services.

        Under each Fund’s New Investment Advisory Agreement, BlackRock Advisors also will place orders either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, BlackRock Advisors will attempt to obtain the best price and the most favorable execution of its orders. Consistent with this obligation, BlackRock Advisors may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of BlackRock Advisors. Subject to this requirement and the provisions of the 1940 Act, the 1934 Act, and other applicable provisions of law, BlackRock Advisors may select brokers and dealers with which it or the Fund is affiliated. Each Current Investment Advisory Agreement also contains substantially similar provisions regarding the selection of brokers or dealers to execute transactions on behalf of a Fund.

        The New Investment Advisory Agreement for each Fund provides that the services of BlackRock Advisors are not exclusive to the Funds, and BlackRock Advisors and its affiliates may render services to others. Each Current Investment Advisory Agreement contains the same provision.

        The New Investment Advisory Agreement for each Fund provides that BlackRock Advisors may to the extent permitted by applicable law appoint one or more sub-advisers, including affiliates of BlackRock Advisors, to perform investment advisory services with respect to the Funds. BlackRock Advisors may terminate any or all sub-advisers in its sole discretion at any time to the extent permitted by applicable law. A similar provision is included in many of the Current Investment Advisory Agreements. It is anticipated that pursuant to this provision, and in compliance with Commission rules and interpretations, BlackRock Advisors may appoint one or more affiliates to act as sub-advisers for some or all of the Funds. Subject to approval of a specific Fund’s Board, BlackRock Advisors may appoint affiliated sub-advisers under certain conditions without shareholder approval under current applicable law.

        Fund Administration Services. Under the New Investment Advisory Agreement for each Fund, BlackRock Advisors is obligated to provide, or arrange for its affiliates to provide, certain administrative services on behalf of the Fund. These administrative services include furnishing office facilities and equipment and clerical, bookkeeping and administrative services (other than such services provided by a Fund’s custodian, transfer agent and dividend disbursing agent and other service providers) to a Fund. To the extent requested by a Fund, BlackRock Advisors will provide other administrative services, including overseeing the maintenance by a Fund’s custodian and transfer agent and dividend disbursing agent of certain books and records of a Fund and consulting with the Fund’s officers, independent accountants, legal counsel, custodian, accounting agent and transfer and dividend disbursing agent in establishing the accounting policies of a Fund and monitoring financial and shareholder accounting services. The Current Investment Advisory Agreement for each Fund, with the exception of Europe Fund, provides for substantially similar administration services.

        In addition, Europe Fund will have a separate administration agreement with BlackRock Advisors or one of its affiliates pursuant to which the administrative services discussed above will be provided.

        Regardless of whether a Fund receives administrative services under its Current Investment Advisory Agreement, or under a separate administration agreement in the case of Europe Fund, Merrill Lynch and BlackRock have assured the Boards that the nature and level of administrative services provided to the Funds will not be diminished as a result of the Transaction or the implementation of the New Investment Advisory Agreements. In addition, any fees for administrative services, whether payable under a Current Investment Advisory Agreement or a separate administrative agreement, will not increase as a result of the Transaction or the New Investment Advisory Agreement.

        Payment of Expenses. The New Investment Advisory Agreements require BlackRock Advisors to bear all costs and expenses of its employees and any overhead incurred in connection with its duties under the New Investment Advisory Agreement and to bear the costs of any salaries or fees of any officers or Board Members of the Fund who are affiliated persons (as defined in the 1940 Act) of BlackRock Advisors; provided that the Board of the Fund may approve reimbursement to BlackRock Advisors of a pro-rata portion of certain employment costs for the time spent

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on Fund operations (including, without limitation, compliance matters) (other than the provision of investment advice and administrative services required to be provided under the New Investment Advisory Agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Fund operations or the operations of other investment companies advised by BlackRock Advisors.

        Except for these expenses detailed above, BlackRock Advisors is not responsible for a Fund’s expenses.

        The provisions contained in each Fund’s New Investment Advisory Agreement addressing allocation of expenses is substantially similar in all material respects to those contained in that Fund’s Current Investment Advisory Agreement.

        Indemnity. The New Investment Advisory Agreement provides that the Fund may, in the Board’s discretion, indemnify BlackRock Advisors, and each of BlackRock Advisors’ directors, officers, employees, agents, associates and controlling persons and such persons’ directors, partners, members, officers, employees and agents (each such person being an “Indemnitee”) against any liabilities and expenses, reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party while acting for the Fund, unless the Indemnitee is adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Fund, and in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful and so long as the conduct was not arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee’s position.

        Limitation on Liability. Under each Fund’s New Investment Advisory Agreement, BlackRock Advisors will not be liable for any error of judgment or mistake of law or for any loss suffered by BlackRock Advisors or by the Fund in connection with the performance of the New Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the New Investment Advisory Agreement. Other than the identity of the Fund and the Adviser, each Fund’s Current Investment Advisory Agreement includes a similar provision.

        Term and Continuance. If approved by shareholders of a Fund, the New Investment Advisory Agreement for the Fund will terminate, unless sooner terminated as set forth therein and discussed below, two years from the date of implementation unless the continuation is specifically approved as set forth below. Thereafter, if not terminated, each New Investment Advisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually by both (a) the vote of a majority of the Fund’s Board or the vote of a majority of the outstanding voting securities of the Fund, and (b) the vote of a majority of the Board Members who are not parties to the New Investment Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Current Investment Advisory Agreements have similar provisions for their term and continuance, although the initial dates of the Agreements differ and the initial two year period has elapsed in most cases.

        A vote of a “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund that are present at a meeting called for the purpose of voting on such approval or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund (a “1940 Act Majority”).

    Termination. Each Fund’s New Investment Advisory Agreement generally provides that the Agreement may be terminated at any time, without the payment of any penalty, by the Fund upon giving BlackRock Advisors 60 days’ notice (which notice may be waived by BlackRock Advisors), provided that such termination by the Fund is directed or approved by the vote of a majority of the Board Members of the Fund in office at the time or by the vote of the holders of a 1940 Act Majority of the outstanding voting securities of the Fund, or by BlackRock Advisors on 60 days’ written notice (which notice may be waived by the Fund). Each New Investment Advisory Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act). The Current Investment Advisory Agreements contain similar termination provisions.

Board Considerations

        At a meeting in February in which the Board of each Fund was present, the Board Members were informed of the Transaction. Thereafter, at meetings held during the month of April 2006, the Board of each Fund was presented with information regarding the Transaction and the proposed New Investment Advisory Agreement. Following the April meetings, the Board of each Fund requested additional information and materials for their deliberations at a meeting in May, 2006. Those additional materials were provided to the Board Members of each Fund at in-person meetings during the week of May 8, 2006, at which the Board of each Fund, including the Independent Board Members, discussed and approved the New Investment Advisory Agreement between the Fund and BlackRock Advisors. The exact dates of each Board’s meetings is noted in Appendix L.

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        To assist the Boards in their consideration of the New Investment Advisory Agreements, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The Independent Board Members, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreements. The additional information was provided in advance of each May 2006 meeting. In addition, the Independent Board Members consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

        At the Board meetings, members of the Boards discussed with Merrill Lynch management and certain BlackRock representatives the Transaction and BlackRock’s general plans and intentions regarding the Funds. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Boards. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of MLIM being transferred to BlackRock in connection with the Transaction. The Independent Board Members of each Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive sessions with their counsel to consider the New Investment Advisory Agreements.

        In connection with their review of the New Investment Advisory Agreements, the Board Members were advised by ML & Co. and/or BlackRock about the following, among other things:

•	the strategic rationale for the Transaction discussed above under “Description of the Transaction”;
•	that BlackRock is an experienced and respected asset management firm;
•	that management of Merrill Lynch and BlackRock have advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by BlackRock Advisors, including compliance services;
•	that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals and the potential benefits to fund shareholders from this;
•	that the Funds should benefit from having access to BlackRock’s state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions® brand name;
•	that BlackRock has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the applicable Boards before making any changes; and
•	that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act in relation to any public funds advised by BlackRock or MLIM, respectively.

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        The Board Members considered the information provided by ML & Co. and BlackRock above, and the following considerations, among other things:

•	the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible, economies of scale, and broader access to investment opportunities;
•	the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;
•	that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders;
•	the fact that the schedule of each Fund’s total advisory and administrative fees will not increase by virtue of the New Investment Advisory Agreements, but will remain the same;
•	the terms and conditions of the New Investment Advisory Agreements, including the fact that the fees to be paid and services to be provided under each Fund’s New Investment Advisory Agreement are substantially similar to its Current Investment Advisory Agreement (see “Comparison of Current Investment Advisory Agreements to the New Investment Advisory Agreements” above and Appendix I), and that within the past year each Board has performed a full annual review of or initially approved, if applicable, the Current Investment Advisory Agreement as required by the 1940 Act and had determined that each applicable Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to each Fund; and that the advisory and/or management fees paid by each Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Adviser in light of the services provided, the costs to the Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper), and such other matters as the Board Member considered relevant in the exercise of their reasonable judgment, (the date of each Board’s most recent full annual review of the Current Investment Advisory Agreement is noted in Appendix K); and
•	that Merrill Lynch agreed to pay all expenses of the Funds in connection with the Boards’consideration of the New Investment Advisory Agreements and related agreements and all costs of shareholder meetings and, as a result, the Funds would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreements.

        Certain of these considerations are discussed in more detail below.

        In their review of the New Investment Advisory Agreement, each Board assessed the nature, scope and quality of the services to be provided to each Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, each Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by each Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors’ compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

        In the period prior to the Board meetings to consider renewal of each Current Investment Advisory Agreement, each Board had requested and received materials specifically relating to each Fund’s Current Investment Advisory Agreement. These materials were prepared separately for each Fund, and included (a) information compiled by

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Lipper Inc. (“Lipper”) on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund’s market price with its net asset value per share; (c) a discussion by the Fund’s portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Adviser of the Current Investment Advisory Agreement and other payments received by the Adviser and its affiliates from the Fund; and (e) information provided by the Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund’s portfolio turnover statistics, and direct and indirect benefits to the Adviser and its affiliates from their relationship with the Fund.

        In their deliberations, the Board Members considered information received in connection with their most recent approval or continuation of each Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The Board Members did not identify any particular information that was all-important or controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to each Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

        Nature, Quality and Extent of Services Provided. The Board reviewed the nature, extent and quality of services provided by MLIM, including the investment advisory services and the resulting performance of the Funds, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on each Adviser’s investment advisory services and each Fund’s investment performance, but also considered certain areas in which both MLIM and the Funds receive services as part of the Merrill Lynch complex. The Board compared each Fund’s performance – both including and excluding the effects of each Fund’s fees and expenses – to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indices. While the Board reviews performance data at least quarterly, consistent with the applicable Adviser’s investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

        In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreements, the Board Members considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Funds; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds. The Board Members considered BlackRock’s advice, as to proposed changes in portfolio management personnel in certain of the Funds after the closing of the Transaction.

        The Board Members were given information with respect to the potential benefits to the Funds and their shareholders from having access to BlackRock’s state of the art technology and risk management analytic tools, including the investment tools, provided under the BlackRock Solutions® brand name.

        The Board Members were advised that, as a result of Merrill Lynch’s equity interest in BlackRock after the Transaction, the Funds will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The Board Members were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Commission and were advised of the likelihood of receipt of such revised regulatory relief.

        Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the Board Members determined that the nature and quality of services to be provided to the Funds under the New Investment Advisory Agreements was expected to be as good or better than that provided under the Current Investment Advisory Agreements. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of MLIM’s operations with those of BlackRock. The Board Members noted that if current portfolio managers or other personnel cease to be

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available, each Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Funds under the New Investment Advisory Agreements.

        Costs of Services Provided and Profitability. It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreements, the Board Members had received, among other things, a report from Lipper comparing each Fund’s fees, expenses and performance to those of a peer group for that Fund selected by Lipper, and information as to the fees charged by each Adviser to other registered investment company clients for investment management services. The Boards reviewed each Fund’s contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels – the actual rate includes advisory and administrative service fees and the effects of any fee waivers – compared to the other funds in its Lipper category. They also compared each Fund’s total expenses to those of other, comparable funds. The Boards considered the services to be provided by and the fees to be charged by BlackRock Advisors to other closed-end funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and reimbursements, were generally comparable to those being charged to the Funds. The Boards also noted that, as a general matter, according to the information provided by BlackRock Advisors, fees charged to institutional clients were lower than the fees charged to the Funds, but that BlackRock Advisors provided less extensive services to such clients. The Boards concluded that each Fund’s management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

        In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreements, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreements and administrative agreement, with respect to Europe Fund, are substantially similar to the Current Investment Advisory Agreements and administrative agreement, as applicable, in all material respects, including the rate of compensation, each Fund’s Board Members determined that the Transaction should not increase the total fees payable for advisory and administrative services, including fee waivers and reimbursements, and that overall Fund expenses were not expected to increase as a result of the Transaction. Each Fund’s Board Members noted that it was not possible to predict how the Transaction would affect BlackRock Advisors’ profitability from its relationship with the Fund.

        The Board Members discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with each Fund. The Board Members noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

        Fall-Out Benefits. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreements, each Fund’s Board Members considered whether the Transaction would have an impact on the fall-out benefits received by the Fund’s Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of each Current Investment Advisory Agreement, and their discussions with management of MLIM and BlackRock, the Board Members determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using the Fund’s portfolio transaction brokerage. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

        Fees and Economies of Scale. The Boards considered the extent to which economies of scale might be realized as the assets of the Funds increase and whether there should be changes in the management fee rate or structure in order to enable the Funds to participate in these economies of scale. The Boards determined that changes were not currently necessary and that the Funds appropriately participated in these economies of scale.

        In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreements and, with respect to Europe Fund, administrative agreement, are substantially

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similar to the Current Investment Advisory Agreements and administrative agreement, as applicable, in all material respects, including the rate of compensation, the Board Members determined that as a result of the Transaction, each Fund’s total advisory and administrative fees would be no higher than the fees under its Current Investment Advisory Agreement. The Board Members noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreements, the Board Members had determined that the total fees for advisory and administrative services for each Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreements, the Board Members had received, among other things, a report from Lipper comparing each Fund’s fees, expenses and performance to those of a peer group for that Fund selected by Lipper, and information as to the fees charged by each Adviser to other registered investment company clients for investment management services. The Board Members concluded that, because the rates for advisory and administrative fees for each Fund would be no higher than its current fee rates, including fee waivers and reimbursements, the proposed management fee structure was reasonable and that no changes were currently necessary. The Board Members recognized that BlackRock may realize economies of scale from the Transaction based on certain consolidations and synergies of operations, but concluded that the actual economies of scale could not be predicted in advance.

        Investment Performance. The Board Members considered investment performance for the Funds. Although the Board Members believed that performance for certain Funds was in need of improvement, Fund performance was generally satisfactory or better. Also, the Board Members took into account the investment performance of funds currently advised by BlackRock Advisors. The Board also noted that, following the close of the Transaction, BlackRock Advisors intended to implement steps to seek to improve the investment performance in certain Funds. It was noted that these steps include changes in the portfolio management personnel in certain of the Funds. The Boards noted BlackRock’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction and these proposed steps would have on the future performance of the Funds.

        Conclusion. After the Independent Board Members of each Fund deliberated in executive session, the entire Board of each Fund, including the Independent Board Members, approved each New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving each New Investment Advisory Agreement, each Board noted that it anticipated reviewing the continuance of the agreement prior to the expiration of its initial two year period.

Information About the Advisers

        Each current Adviser is a registered investment adviser under the Advisers Act and is an indirect wholly owned subsidiary of ML & Co. MLIM and FAM are each Delaware limited partnerships. As of March 31, 2006, MLIM and its affiliates had approximately $576.1 billion of assets under management. The partners of FAM and MLIM are ML & Co. and Princeton Services.. ML & Co. and Princeton Services are “controlling persons” (as defined under the 1940 Act) of FAM and MLIM because of their ownership of FAM’s and MLIM’s voting securities or their power to exercise a controlling influence over FAM’s and MLIM’s management or policies. MLIM-LTD is a limited liability company organized under the laws of England and is a subsidiary of Merrill Lynch Investment Managers Limited, the ultimate parent of which is ML & Co. The following entities may be considered “controlling persons” of MLAM U.K.: Merrill Lynch Europe PLC (MLAM U.K.‘s parent), a subsidiary of Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

        BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $463.1 billion of assets under management as of March 31, 2006. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds™ and BlackRock Liquidity Funds™. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions® name. BlackRock, Inc. is currently a majority-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”), one of the largest diversified financial services organizations in the United States.

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        ML & Co., a Delaware corporation formed in 1973, is a holding company that, through its subsidiaries and affiliates, provides broker-dealer, investment banking, financing, wealth management, advisory, asset management, insurance, lending and related products and services on a global basis. Each Adviser or an affiliate provides administrative services to the Funds to which the Adviser provides investment management services. These administrative services are provided under the Fund’s Current Investment Advisory Agreement, or, in the case of Europe Fund, both the Current Investment Advisory Agreement and a separate administration agreement. The address of ML & Co. is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of MLIM, FAM and MLIM-LTD is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of MLAM U.K. is 33 King William Street, London EC4R 9AS, England.

        The tables set forth in Appendix M show amounts paid to affiliates of the Advisers during each Fund’s most recently completed fiscal year for the services noted in Appendix M.

        The name and principal occupation of the directors and principal executive officers of BlackRock Advisors are as set forth in Appendix N. The principal address of each individual as it relates to his or her duties at BlackRock Advisors is the same as that of BlackRock Advisors.

        The Advisers and BlackRock Advisors provide investment advisory services to certain other funds that may have investment objectives and policies similar to those of the Funds. In addition to the information about the Funds in Appendix B, the table set forth in Appendix O lists closed-end funds advised by BlackRock Advisors, the net assets of those funds, and the management fees BlackRock Advisors received from those funds during the fiscal years ended on the dates noted.

Shareholder Approval

        To become effective with respect to a particular Fund, the New Investment Advisory Agreement for that Fund must be approved by a vote of a 1940 Act Majority of the outstanding voting securities of the Fund. Each New Investment Advisory Agreement was approved by the Independent Board Members, separately, and by the Board of the applicable Fund, as a whole, after consideration of all factors that it determined to be relevant to its deliberations, including those discussed above. The Board of each Fund also determined to submit the Fund’s New Investment Advisory Agreement for consideration by the shareholders of the Fund.

        The Board of each Fund recommends that shareholders of each Fund vote FOR the approval of the New Investment Advisory Agreement.

ITEM 3—APPROVAL OF A CONTINGENT SUBADVISORY AGREEMENT

        This proposal is applicable to all of the Funds.

        At the Meeting, you will also be asked to approve a contingent subadvisory agreement (each a “Contingent Subadvisory Agreement” and collectively, the “Contingent Subadvisory Agreements”) between your Fund’s Adviser and BlackRock Advisors (the “BlackRock Subadviser”). You are being asked to approve a Contingent Subadvisory Agreement for your Fund in order to ensure that the Funds operate with efficient management services until the closing of the Transaction, in the event that the Fund’s Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If you approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from your Fund’s Adviser and upon subsequent approval of your Fund’s Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreements, therefore, would be contingent on further Board approval after shareholders approve them. The existence of a Contingent Subadvisory Agreement will not result in an increase of fees paid by the Fund, since all costs under the Contingent Subadvisory Agreements will be borne by your Fund’s Adviser.

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        A description of the terms of the Contingent Subadvisory Agreements is included below. The form of the Contingent Subadvisory Agreement is attached hereto as Appendix J.

Description of the Terms of the Contingent Subadvisory Agreements

        Investment Advisory Services. Each Contingent Subadvisory Agreement generally provides that, subject to the oversight and supervision of the Fund’s Adviser and the direction and control of the Fund’s Board, the BlackRock Subadviser will perform certain of the day-to-day operations of the Fund, which may include one or more of the following services, at the request of the Fund’s Adviser: (a) acting as investment adviser for and managing the investment and reinvestment of those assets of the Fund as the Fund’s Adviser may from time to time request with complete discretion in purchasing and selling such securities and other assets for the Fund and in voting, exercising consents and exercising all other rights pertaining to such securities and other assets on behalf of the Fund, (b) arranging, subject to the restrictions of the Fund’s organizational documents, the provisions of the 1940 Act and the Advisers Act, and the Fund’s investment objectives and policies, and the applicable rules and regulations of the Commission, and other applicable federal and state law, as well as any specific policies and determinations of the Fund’s Board disclosed to the BlackRock Subadviser, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; (c) providing investment research and credit analysis concerning the Fund’s investments, (d) assisting the Fund’s Adviser in concerning the Fund’s investments, (d) assisting the Fund’s Adviser i equivalents and money market instruments, (e) placing orders for all purchases and sales of such investments made for the Fund, and (f) maintaining the books and records as are required to support Fund investment operations. At the request of the Fund’s Adviser, the BlackRock Subadviser will also, subject to the oversight and supervision of the Fund’s Adviser and the direction and control of the Fund’s Board, provide to the Fund’s Adviser or the Fund any of the facilities and equipment and perform any of the administrative services described in the Current Investment Advisory Agreement.

        The Contingent Subadvisory Agreement for each Fund provides that the services of the BlackRock Subadviser are not exclusive to the Fund, and the BlackRock Subadviser and its affiliates may render services to others.

        Fees. There will be no increase in Fund expenses as a result of the Contingent Subadvisory Agreements. Each Fund’s Adviser will pay the BlackRock Subadviser out of its own resources. Pursuant to each Contingent Subadvisory Agreement, the BlackRock Subadviser will receive a monthly fee from a Fund’s Adviser equal to 50% of the advisory fee received by the Adviser.

        Payment of Expenses. Each Contingent Subadvisory Agreement requires the BlackRock Subadviser to bear all costs and expenses of its employees and any overhead incurred by the BlackRock Subadviser in connection with its duties under the Contingent Subadvisory Agreement; provided that the Board of the Fund may approve reimbursement to the BlackRock Subadviser of a pro-rata portion of certain employment costs for the time spent on Fund operations (including, without limitation, compliance matters) (other than the provision of investment advice and administrative services required to be provided under the Contingent Subadvisory Agreement) of all personnel employed by the BlackRock Subadviser who devote substantial time to Fund operations or the operations of other investment companies advised or sub-advised by the BlackRock Subadviser.

        Indemnity. Under each Contingent Subadvisory Agreement, the Fund agrees to indemnify the BlackRock Subadviser and each of the BlackRock Subadviser’s directors, officers, employees, agents, associates and controlling persons and such persons’ directors, partners, members, officers, employees and agents (each such person being an “Indemnitee”) against any liabilities and expenses reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party while acting for the Fund, unless the Indemnitee is adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Fund, and in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful and so long as the conduct was not arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee’s position.

        Limitation on Liability. Under each Contingent Subadvisory Agreement, the BlackRock Subadviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund’s Adviser or by the Fund in connection with the performance of the Contingent Subadvisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the Contingent Subadvisory Agreement.

        Term and Continuance. If approved by shareholders of a Fund, the Contingent Subadvisory Agreement for the Fund will not go into effect unless it is approved again by the Fund’s Board upon the recommendation of your Fund’s Adviser that the agreement should be given effect. After its approval by the Board, a Contingent Subadvisory Agreement will terminate, unless sooner terminated as set forth therein and discussed below, at the earlier of the closing of the Transaction or two years from the date of implementation unless the continuation is specifically approved as set forth below. After the initial two year period, if not terminated, each Contingent Subadvisory Agreement will continue in effect from year to year if such continuance is specifically approved at least

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annually by both (a) the vote of a majority of the Fund’s Board or the vote of a 1940 Act Majority of the outstanding voting securities of the Fund, and (b) by the vote of a majority of the Board Members who are not parties to the Contingent Subadvisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

        Termination. Each Fund’s Contingent Subadvisory Agreement generally provides that the Agreement may be terminated by the Fund or the Fund’s Adviser at any time, without the payment of any penalty, upon giving the BlackRock Subadviser 60 days’ notice (which notice may be waived by the BlackRock Subadviser), provided that such termination by the Fund or the Fund’s Adviser is directed or approved by the vote of a majority of the Board Members of the Fund in office at the time or by the vote of the holders of a 1940 Act Majority of the outstanding voting securities of the Fund, or by the BlackRock Subadviser on 60 days’ written notice (which notice may be waived by the Fund and the Fund’s Adviser), and will terminate automatically upon the consummation of the Transaction. Each Contingent Subadvisory Agreement will also immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

Board Considerations

        At the meeting held during the week of May 8, 2006 at which the Boards approved the New Investment Advisory Agreements, the Board of each Fund, including the Independent Board Members, also approved the Contingent Subadvisory Agreement between your Fund’s Adviser and the BlackRock Subadviser. In making these approvals, the Boards considered the Contingent Subadvisory Agreements in conjunction with the New Investment Advisory Agreements and reviewed the same information and factors discussed above under Item 2 and came to the same conclusions. The Board also considered in conjunction with the Contingent Subadvisory Agreements the necessity of ensuring that the Funds operate with effective management services until the closing of the Transaction. The exact dates of each Board’s meetings are noted in Appendix L.

        After the Independent Board Members of each Fund deliberated in executive session, the entire Board of each Fund, including the Independent Board Members, approved each Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.

Information About the BlackRock Subadviser

        Information about the BlackRock Subadviser is set forth above under “Item 2 – Approval of New Investment Advisory Agreement – Information About the Advisers”.

        There were no amounts paid to any affiliates of BlackRock during the Funds’ most recently completed fiscal year.

        The name and principal occupation of the directors and principal executive officers (or persons performing similar functions) of BlackRock and its affiliates are set forth in Appendix N. The principal address of each individual as it relates to his or her duties at BlackRock or the applicable affiliate is the same as that of BlackRock or the affiliate.

        The BlackRock Subadviser may provide investment advisory services to other funds which may have investment objectives and policies similar to those of the Funds. The table set forth in Appendix O lists other funds advised by the BlackRock Subadviser, the net assets of those funds, and the management fee the BlackRock Subadviser received from those funds during the fiscal years ended on the dates noted.

Shareholder Approval

        To become effective with respect to a particular Fund, each Contingent Subadvisory Agreement must be approved by a vote of a 1940 Act Majority of the outstanding voting securities of the Fund. Each Contingent Subadvisory Agreement was approved by the Independent Board Members, separately, and by the Board of the applicable Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations,

26

including those discussed above. The Board of each Fund also determined to submit the Fund’s Contingent Subadvisory Agreement for consideration by the shareholders of the Fund.

The Board of each Fund recommends that shareholders of the Fund vote FOR the approval of the Contingent Subadvisory Agreement.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

        The expenses of preparation, printing and mailing of the enclosed forms of proxy, the accompanying Notice and this Joint Proxy Statement will not be borne by the Funds and will be borne wholly by Merrill Lynch. These costs will be borne by Merrill Lynch whether or not the proposals are successful. Merrill Lynch will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of each Fund’s shares.

        In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of each Fund. MLIM and its affiliates have retained Computershare Fund Services, a proxy solicitation firm, to assist in the solicitation of proxies at a cost of approximately $171,500, plus out-of-pocket expenses estimated to be $1,141,026, all of which will be paid by Merrill Lynch.

Quorum and Vote Required

        A quorum of shareholders is required to take action at each Meeting. For the Funds listed below, a quorum consists of a majority of the shares entitled to vote at the Meetings, present in person or by proxy:

MY Michigan	MY California Insured
MY New Jersey Insured	MY Insured
MuniVest	MY Michigan Insured II.
MuniVest II	MY New Jersey Fund
SHIP	MY New York Insured
Apex	MY Quality
CHY	MY Quality II
MuniAssets	Europe Fund
MuniEnhanced	MY Florida Insured
MH California Insured	MY Pennsylvania Insured
MY Fund	MH Florida Insured
MY Arizona	MY Florida
MY California

        For the Funds listed below, a quorum consists of holders of one-third of the shares entitled to vote at the Meetings, present in person or by proxy:

S&P 500	MH New York Insured
Muni Intermediate	CHY III
Muni New York Intermediate	CHY V
Debt Strategies	CHY VI
Diversified Income	MH Insured II
FRIS	Capital & Income
FRIS II	Preferred Income
MH Fund	Preferred & Corporate
MH Fund II	Enhanced Equity Yield
MH Insured	Enhanced Equity Yield & Premium
MH New Jersey Insured	Enhanced Government

27

        Approval of Item 1. Election of Board Members will require the affirmative vote of shareholders holding at least the percentage of shares of a Fund indicated in the chart below. For purposes of Item 1, a “plurality of the votes” cast means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast. As noted above in Item 1, with respect to the AMPS Funds, holders of AMPS will vote as a separate class for the election of AMPS Nominees, and will vote together with holders of shares of common stock with respect to all other Nominees. Approval of items 2 and 3 requires the affirmative vote of a 1940 Act Majority of the outstanding voting securities of the Fund.

Item 1
Fund	Election of AMPS Nominees	Election of other Nominees
Muni Intermediate.	Affirmative vote of a plurality of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of shares of common stock and AMPS, voting together as a single class

Muni NewYork Intermediate	Affirmative vote of a plurality of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of shares of common stock and AMPS, voting together as a single class

SHIP	N/A	Affirmative vote of a plurality of the votes cast by the holders of shares of common stock

FRIS	N/A	Affirmative vote of a plurality of the votes cast by the holders of shares of common stock

FRIS II	N/A	Affirmative vote of a plurality of the votes cast by the holders of shares of common stock

Debt Strategies	N/A	Affirmative vote of a plurality of the votes cast by the holders of shares of common stock

MH Fund	Affirmative vote of a plurality of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of shares of common stock and AMPS, voting together as a single class

MH Insured	Affirmative vote of a plurality of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of shares of common stock and AMPS, voting together as a single class

CHY III	N/A	Affirmative vote of a plurality of the votes cast by the holders of shares of common stock

CHY	N/A	Affirmative vote of a plurality of the votes cast by the holders of shares of common stock

MuniAssets	N/A	Affirmative vote of a plurality of the votes cast by the holders of shares of common stock

28

Preferred Income	Affirmative vote of a plurality of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of shares of common stock and AMPS, voting together as a single class

Europe Fund	N/A	Affirmative vote of a plurality of the votes cast by the holders of shares of common stock

Capital and Income	N/A	Affirmative vote of a plurality of the votes cast by the holders of shares of common stock

Preferred & Corporate	Affirmative vote of a plurality of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of shares of common stock and AMPS, voting together as a single class

Enhanced Equity Yield	N/A	Affirmative vote of a plurality of the votes cast by the holders of shares of common stock

Enhanced Equity Yield & Premium	N/A	Affirmative vote of a plurality of the votes cast by the holders of shares of common stock

Enhanced Government	N/A	Affirmative vote of a plurality of the votes cast by the holders of shares of common stock

        If, by the time scheduled for a Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes to allow action on one or more proposals are not received from the shareholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s shareholders.

        Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting.

        All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at each Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted in accordance with the recommendation of the Funds’ Boards as follows:

        1) “FOR” election of each Fund’s Board Member Nominees.

        2) “FOR” approval of each Fund’s New Investment Advisory Agreement.

        3) “FOR” approval of each Fund’s Contingent Subadvisory Agreement.

Broker Non-Votes and Abstentions

        Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of a Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of each Fund exists. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board Members in Item 1, if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions have

29

been received, except as limited by agreement or applicable law, with respect to Item 1, it will do so with respect to shares in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Broker-dealer firms, including MLPF&S, will not be permitted to grant voting authority with respect to shares for which no instructions have been received in connection with the new investment advisory agreements in Item 2 and the contingent subadvisory agreements in Item 3. Shares of AMPS of any Fund held in “street name,” however, may be voted by broker-dealer firms without instructions under certain conditions with respect to the approval of non-routine matters such as Item 2 or Item 3, as applicable, and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the applicable Meeting or, if adjourned, one business day before the day to which the Meeting is adjourned. These conditions include, among others, that (i) with respect to each Fund, at least 30% of that Fund’s AMPS outstanding have voted on the Item, (ii) with respect to each Fund, less than 10% of that Fund’s AMPS outstanding have voted against the Item and (iii) with respect to each Fund, holders of that Fund’s shares of common stock have voted to approve the Item. In such instances, the broker-dealer firm will vote such uninstructed shares of AMPS on the Item in the same proportion as the votes cast by all holders of that Fund’s AMPS who voted on the Item. MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions have been received, except as limited by agreement or applicable law, (a) with respect to the election of Directors/Trustees (Item 1) it will do so with respect to shares of common stock and AMPS in the same proportion as the votes received from beneficial owners of those shares of common stock and AMPS, if applicable, for which instructions have been received, whether or not held in nominee name and (b) with respect to approval of a new investment advisory agreement with BlackRock Advisors (Item 2) or approval of a contingent subadvisory agreement (Item 3), it will do so with respect to the AMPS only, in the same proportion as the votes received from beneficial owners of AMPS for which instructions have been received, whether or not held in nominee name. Proxies that are returned to a Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any non-routine proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will have no effect on the vote on Item 1 for any Fund voting on Item 1. Abstentions and broker non-votes will have the same effect as a vote against Items 2 and 3 for all Funds.

Other Matters

        Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at a Meeting or any adjournments thereof, the proxy holders will vote the shares represented by properly executed proxies according to their judgment on those matters.

Independent Registered Public Accounting Firms’ Fees

        The fiscal year end and the independent registered public accounting firm for each Fund is set forth in Appendix B to this Joint Proxy Statement. The firm of either Ernst & Young LLP (“E&Y”) or Deloitte & Touche LLP (“D&T”) has been selected as the independent registered public accounting firm for each Fund. Each of E&Y and D&T, as applicable, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to each Audit Committee that it is an independent registered public accounting firm with respect to the Funds.

        The Commission’s auditor independence rules require the Audit Committee of each Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund’s independent registered public accounting firm directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund.

        See Appendix P to this Joint Proxy Statement for information about the fees paid by the Funds and Affiliated Service Providers to each Fund’s independent registered public accounting firm.

        The Audit Committee of each Fund has reviewed the non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s Affiliated Service Providers that were not subject to the Audit Committee’s pre-approval and has determined that the provision of such services is compatible with maintaining the independence of the independent registered public accounting firm.

30

        In anticipation of the closing of the Transaction, E&Y has resigned as the independent registered public accounting firm for those Funds for which it has served in such capacity for all fiscal years ending after June 30, 2006. Each affected Fund’s Audit Committee approved the engagement of D&T as the Fund’s new independent registered public accounting firm for the Fund’s current fiscal year. A majority of each affected Fund’s Board Members, including a majority of the independent Board Members, approved the appointment of D&T, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

        The reports of E&Y on each affected Fund’s financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with E&Y during each such Fund’s two most recently completed fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused them to make reference thereto in their reports on the financial statements for such years.

Audit Committee’s Pre-Approval Policies and Procedures

        The Audit Committee of each Fund has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to a Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are (a) consistent with the Commission’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the Fund or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Audit Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

        Non-audit services provided to a Fund’s Affiliated Service Providers that have a direct impact on the operations or financial reporting of the Fund must be pre-approved by the Audit Committee of ML & Co. in addition to pre-approval by the Fund’s Audit Committee.

        The independent registered public accounting firm annually will provide the Audit Committee with a detailed analysis of all fees paid by ML & Co. and its affiliates.

Other

        Representatives of each Fund’s independent registered public accounting firm are not expected to be present at the Meetings.

Annual Report Delivery

        Each Fund will furnish, without charge, a copy of its Annual Report for the Fund’s last fiscal year and any subsequent Semi-Annual Report to any shareholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Fund Secretary, or to 1-800-543-6217.

Shareholder Proposals

        Muni Intermediate and Muni New York Intermediate each expects to hold its next Annual Meeting of Shareholders in August 2007. Proposals of shareholders intended to be presented at the meetings must be received by the Funds by March 20, 2007 for inclusion in the applicable Fund’s proxy statement and form of proxy for that

31

meeting. The By-Laws of Muni Intermediate and Muni Intermediate New York generally require that advance notice be given to the Fund in the event a shareholder desires to transact any business from the floor at an Annual Meeting of Shareholders. Notice of any such business must be in writing and received at the Fund’s principal executive office between May 21, 2007 and June 22, 2007. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

        If a shareholder of Debt Strategies, MH Fund and MH Insured Fund intends to present a proposal at the 2007 Annual Meeting of Shareholders of such Fund, each of which is anticipated to be held in August 2007, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the appropriate Fund by March 26, 2007. The persons named as proxies in the proxy materials for the 2007 Annual Meeting of Shareholders for each of the Funds may exercise discretionary authority with respect to any shareholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by June 11, 2007. Written proposals and notices should be sent to the Secretary of the respective Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

        SHIP and FRIS II each expects to hold its next Annual Meeting of Shareholders in August 2007. Proposals of shareholders intended to be presented at the meetings must be received by the Funds by March 26, 2007 for inclusion in the applicable Fund’s proxy statement and form of proxy for that meeting. The By-Laws of SHIP and FRIS II generally require that advance notice be given to the Fund in the event a shareholder desires to transact any business from the floor at an Annual Meeting of Shareholders. Notice of any such business must be in writing and received at the Fund’s principal executive office between May 25, 2007 and June 26, 2007. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

        FRIS expects to hold its next Annual Meeting of Shareholders in January 2007. Proposals of shareholders intended to be presented at the meetings must be received by the Fund by August 23, 2006 for inclusion in the Fund’s proxy statement and form of proxy for that meeting. The By-Laws of FRIS generally require that advance notice be given to the Fund in the event a shareholder desires to transact any business from the floor at an Annual Meeting of Shareholders. Notice of any such business must be in writing and received at the Fund’s principal executive office between October 28, 2006 and November 27, 2006. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

        If a shareholder of CHY, CHY III and MuniAssets intends to present a proposal at the 2007 Annual Meeting of Shareholders of such Fund, each of which is anticipated to be held in August 2007, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the appropriate Fund by March 23, 2007. The persons named as proxies in the proxy materials for the 2007 Annual Meeting of Shareholders for each of the Funds may exercise discretionary authority with respect to any shareholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by June 11, 2007. Written proposals and notices should be sent to the Secretary of the respective Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

        If a shareholder of Europe Fund intends to present a proposal at the 2007 Annual Meeting of Shareholders, which is anticipated to be held in August 2007, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by March 22, 2007. The persons named as proxies in the proxy materials for the 2007 Annual Meeting of Shareholders for the Fund may exercise discretionary authority with respect to any shareholder proposal presented at such meeting if written notice of such proposal has not been received by the Fund by June 11, 2007. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

        Preferred Income, Capital & Income, Preferred & Corporate, Enhanced Equity Yield, Enhanced Equity Yield & Premium and Enhanced Government each expects to hold its next Annual Meeting of Shareholders in August 2007. Proposals of shareholders intended to be presented at the meetings must be received by the relevant Fund by March 22, 2007 for inclusion in that Fund’s proxy statement and form of proxy for that meeting. The By-Laws of Preferred Income, Capital & Income, Preferred & Corporate, Enhanced Equity Yield, Enhanced Equity Yield & Premium and Enhanced Government generally require that advance notice be given to the Fund in the event a shareholder desires to transact any business from the floor at an Annual Meeting of Shareholders. Notice of any such business must be in writing and received at the Fund’s principal executive office between May 22, 2007 and June

32

20, 2007. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

General

        Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented at the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

        Failure of a quorum to be present at any Meeting will necessitate adjournment or postponement. The persons named in the enclosed proxy may also move for an adjournment or postponement of any Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment/postponement and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund’s By-Laws, an adjournment or postponement of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

        Please vote promptly by completing, signing and dating each enclosed voting instruction form and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet.

By Order of the Boards of Directors/Trustees ALICE A. PELLEGRINO Secretary of the Funds

Dated: June ___, 2006

33

Appendix A

Corporations, Trusts and Series

Corporation/Trust	Form of Organization	Term Used in this Combined Proxy Statement	Meeting Date
MuniYield Florida Insured Fund	Massachussetts Business Trust	MY Florida Insured	July 31, 2006

MuniYield Michigan Insured Fund, Inc.	Maryland Corporation	MY Michigan Insured	August 15, 2006

MuniYield New Jersey Insured Fund, Inc.	Maryland Corporation	MY New Jersey Insured	August 15, 2006

MuniYield Pennsylvania Insured Fund	Massachussetts Business Trust	MY Pennsylvania Insured	July 31, 2006

The S&P 500®Protected Equity Fund, Inc.	Maryland Corporation	S&P 500 Protected Equity	August 15, 2006

Muni Intermediate Duration Fund, Inc.	Maryland Corporation	Muni Intermediate	August 15, 2006

Muni New York Intermediate Duration Fund, Inc.	Maryland Corporation	Muni New York Intermediate	August 15, 2006

Debt Strategies Fund, Inc.	Maryland Corporation	Debt Strategies	August 15, 2006

Diversified Income Strategies Portfolio, Inc.	Maryland Corporation	Diversified Income	August 15, 2006

Floating Rate Income Strategies Fund, Inc.	Maryland Corporation	FRIS	August 15, 2006

Floating Rate Income Strategies Fund II, Inc.	Maryland Corporation	FRIS II	August 15, 2006

MuniHoldings Florida Insured Fund	Massachussetts Business Trust	MH Florida Insured	July 31, 2006

MuniHoldings Fund, Inc.	Maryland Corporation	MH Fund	August 15, 2006

MuniHoldings Fund II, Inc.	Maryland Corporation	MH Fund II	August 15, 2006

MuniHoldings Insured Fund, Inc.	Maryland Corporation	MH Insured	August 15, 2006

MuniHoldings New Jersey Insured Fund, Inc.	Maryland Corporation	MH New Jersey Insured	August 15, 2006

MuniHoldings New York Insured Fund, Inc.	Maryland Corporation	MH New York Insured	August 15, 2006

MuniVest Fund, Inc.	Maryland Corporation	MuniVest	August 15, 2006

MuniVest Fund II, Inc.	Maryland Corporation	MuniVest II	August 15, 2006

Senior High Income Portfolio, Inc.	Maryland Corporation	SHIP	August 15, 2006

Preferred and Corporate Income Strategies Fund, Inc.	Maryland Corporation	Preferred & Corporate	August 15, 2006

Enhanced Equity Yield & Premium Fund, Inc.	Maryland Corporation	Enhanced Equity Yield & Premium	August 15, 2006

Apex Municipal Fund, Inc.	Maryland Corporation	Apex	August 15, 2006

Corporate High Yield Fund, Inc.	Maryland Corporation	CHY	August 15, 2006

Corporate High Yield Fund III, Inc.	Maryland Corporation	CHY III	August 15, 2006

A-1

Corporation/Trust	Form of Organization	Term Used in this Combined Proxy Statement	Meeting Date

Corporate High Yield Fund V, Inc.	Maryland Corporation	CHY V	August 15, 2006

Corporate High Yield Fund VI, Inc.	Maryland Corporation	CHY VI	August 15, 2006

MuniAssets Fund, Inc.	Maryland Corporation	MuniAssets	August 15, 2006

MuniEnhanced Fund, Inc.	Maryland Corporation	MuniEnhanced	August 15, 2006

MuniHoldings California Insured Fund, Inc.	Maryland Corporation	MH California Insured	August 15, 2006

MuniHoldings Insured Fund II, Inc.	Maryland Corporation	MH Insured II	August 15, 2006

MuniYield Fund, Inc.	Maryland Corporation	MY Fund	August 15, 2006

MuniYield Arizona Fund, Inc.	Maryland Corporation	MY Arizona	August 15, 2006

MuniYield California Fund, Inc.	Maryland Corporation	MY California	August 15, 2006

MuniYield California Insured Fund, Inc.	Maryland Corporation	MY California Insured	August 15, 2006

MuniYield Florida Fund	Massachussetts Business Trust	MY Florida	July 31, 2006

MuniYield Insured Fund, Inc.	Maryland Corporation	MY Insured	August 15, 2006

MuniYield Michigan Insured Fund II, Inc.	Maryland Corporation	MY Michigan Insured II	August 15, 2006

MuniYield New Jersey Fund, Inc.	Maryland Corporation	MY New Jersey	August 15, 2006

MuniYield New York Insured Fund, Inc.	Maryland Corporation	MY New York Insured	August 15, 2006

MuniYield Quality Fund, Inc.	Maryland Corporation	MY Quality	August 15, 2006

MuniYield Quality Fund II, Inc.	Maryland Corporation	MY Quality II	August 15, 2006

The Europe Fund, Inc.	Maryland Corporation	Europe Fund	August 15, 2006

Capital and Income Strategies Fund, Inc.	Maryland Corporation	Capital & Income	August 15, 2006

Preferred Income Strategies Fund, Inc.	Maryland Corporation	Preferred Income	August 15, 2006

Enhanced Equity Yield Fund, Inc.	Maryland Corporation	Enhanced Equity Yield	August 15, 2006

Enhanced Government Fund, Inc.	Maryland Corporation	Enhanced Government	August 15, 2006

A-2

Appendix B

Fund Information

        The following table lists, with respect to each Fund, the name of the Fund’s Adviser and the total number of shares outstanding and the net assets of the Fund on June 2, 2006, the record date for voting at the Meeting. Additionally, the table lists each Fund’s independent registered public accounting firm and fiscal year end.

Fund	Adviser	Total Shares Outstanding	Net Assets ($)	Independent Registered Public Accounting Firm*	Fiscal Year End
MY Florida Insured	FAM	8,451,814		D&T	10/31

MY Michigan Insured	FAM	18,206,301		E&Y	10/31

MY New Jersey Insured	FAM	8,802,099		D&T	10/31

MY Pennsylvania Insured	FAM	11,480,567		D&T	10/31

S&P 500 Protected Equity	MLIM	7,407,227		D&T	9/30

Muni Intermediate	FAM	38,034,934		E&Y	5/31

Muni New York Intermediate	FAM	4,206,439		E&Y	5/31

Debt Strategies	FAM	105,823,219		D&T	2/28

Diversified Income	FAM	11,965,780		D&T	8/31

FRIS	FAM	18,305,029		D&T	8/31

FRIS II	FAM	10,496,930		D&T	2/28

MH Florida Insured	FAM	37,667,658		D&T	8/31

MH Fund	FAM	13,861,150		E&Y	4/30

MH Fund II	FAM	11,168,632		E&Y	7/31

MH Insured	FAM	12,886,200		E&Y	4/30

MH New Jersey Insured	FAM	21,151,960		E&Y	7/31

MH New York Insured	FAM	30,795,138		D&T	8/31

MuniVest	FAM	61,417,932		D&T	8/31

MuniVest II	FAM	20,136,292		D&T	10/31

SHIP	FAM	55,941,308		D&T	2/28

Preferred & Corporate	FAM	10,279,189		E&Y	10/31

B-1

Fund	Adviser	Total Shares Outstanding	Net Assets ($)	Independent Registered Public Accounting Firm*	Fiscal Year End
Enhanced Equity Yield & Premium	FAM	17,590,236		D&T	12/31

Apex	FAM	19,653,891		D&T	6/30

CHY	FAM	34,580,960		D&T	5/31

CHY III	FAM	37,316,497		D&T	5/31

CHY V	FAM	32,944,087		D&T	8/31

CHY VI	FAM	35,286,436		D&T	8/31

MuniAssets	FAM	20,549,791		D&T	5/31

MuniEnhanced	FAM	29,369,874		D&T	1/31

MH California Insured	FAM	40,799,852		D&T	6/30

MH Insured II	FAM	22,352,426		E&Y	9/30

MY Fund	FAM	44,710,184		D&T	10/31

MY Arizona	FAM	4,507,879		D&T	10/31

MY California	FAM	21,295,255		D&T	10/31

MY California Insured	FAM	34,361,200		D&T	10/31

MY Florida	FAM	13,558,024		D&T	10/31

MY Insured	FAM	67,303,125		E&Y	10/31

MY Michigan Insured II	FAM	12,069,721		D&T	10/31

MY New Jersey	FAM	14,203,242		D&T	11/30

MY New York Insured	FAM	39,445,962		D&T	10/31

MY Quality	FAM	30,425,258		D&T	10/31

MY Quality II	FAM	22,366,930		D&T	10/31

Europe Fund	MLIM-LTD	10,066,319		E&Y	12/31

Capital & Income	FAM	12,830,236		D&T	12/31

Preferred Income	FAM	40,606,540		E&Y	10/31

Enhanced Equity Yield	FAM	20,940,430		D&T	12/31

Enhanced Government	FAM	12,705,236		E&Y	12/31

B-2

Fund	Adviser	Total Shares Outstanding	Net Assets ($)	Independent Registered Public Accounting Firm*	Fiscal Year End
Enhanced Equity Yield	FAM	20,940,430		D&T	12/31

Enhanced Government	FAM	12,705,236		E&Y	12/31

* Deloitte & Touche, LLP (D&T) or Ernst & Young, LLP (E&Y). In anticipation of the closing of the Transaction, E&Y has resigned as the independent registered public accounting firm for those Funds for which it has served in such capacity for all fiscal years ending after June 30, 2006. Each affected Fund’s Audit Committee approved the engagement of D&T as the Fund’s new independent registered public accounting firm for the Fund’s current fiscal year. A majority of the Fund’s Board Members, including a majority of the independent Board Members, approved the appointment of D&T, subject to the right of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

B-3

Appendix C

Board and Committee Meetings

        Set forth in the table below for each Fund electing Board Members at the Meeting is information regarding Board, Audit Committee and Nominating Committee meetings held, current annual and per meeting fees paid to each Independent Board Member and the aggregate fees and expenses paid by each Fund to the Independent Board Members during each Fund’s most recently completed fiscal year.

	Board			Audit Committee			Nominating Committee
Fund	Number of Meetings Held*	Annual Fee($)	Per Meeting Fee($)**	Number of Meetings Held*	Annual Fee($)***†	Per Meeting Fee($)**	Number of Meetings Held*	Aggregate Fee($)	Aggregate Fees and Expenses($)
Muni Intermediate	4	2,500	250	4	500	250	1	150	27,563
Muni New York Intermediate	4	2,500	250	4	500	250	1	150	27,527
Debt Strategies	4	2,200	325	4	2,200	325	—	—	44,375
FRIS	4	2,200	325	4	2,200	325	—	—	45,840
FRIS II	4	2,200	325	4	2,200	325	—	—	30,725
MH Fund	4	1,900	150	4	1,900	150	—	—	33,276
MH Insured	4	1,900	150	4	1,900	150	—	—	33,276
SHIP	4	2,200	325	4	2,200	325	—	—	44,400
Preferred & Corporate	4	794	500	4	794	—	—	—	32,275
Enhanced Equity Yield & Premium[1]	4	735	500	4	735	—	—	—	15,953
CHY	4	146	212	4	146	212	1	0	19,614
CHY III	4	157	212	4	157	212	1	0	19,622
MuniAssets	4	137	212	4	137	212	1	0	18,549
Europe Fund	4	261	500	4	261	—	—	—	16,600
Capital & Income	4	563	500	4	563	—	—	—	26,495
Preferred Income	4	3,153	500	4	3,153	—	—	—	101,758
Enhanced Equity Yield[2]	4	866	500	4	866	—	—	—	21,282
Enhanced Government[3]	4	513	500	4	513	—	—	—	4,354

*	Includes telephonic meetings.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.
***	Does not include the additional fee paid to the Chairman of the Audit Committee.
†	Muni Intermediate and Muni New York Intermediate each pay the Chairman of the Audit Committee an additional annual fee of $1,000. Debt Strategies, SHIP, FRIS, FRIS II, MH Fund and MH Insured each pay the Chairman of the Audit Committee an additional annual fee of $2,083. For CHY, CHY III and MuniAssets, the Co-Chairman of the Audit Committee receives an additional annual retainer in the amount of $50,000, which is paid quarterly and allocated to each MLIM/FAM-advised fund for which such Co-Chairman provides services based on relative net assets of the fund. For Europe Fund, Preferred & Corporate, Capital & Income, Preferred Income, Enhanced Equity Yield & Premium, Enhanced Equity Yield and Enhanced Government, the chairman of the Board receives an additional retainer in the amount of $40,000 and the chair of the Audit Committee receives an additional annual retainer in the amount of $10,000, which is paid quarterly and allocated to each FAM/MLIM-advised fund for which such Board Member provides services based on the relative net assets of the fund.
[1]	Enhanced Equity Yield & Premium commenced operations on June 30, 2005.
[2]	Enhanced Equity Yield commenced operations on May 6, 2005.
[3]	Enhanced Government commenced operations on October 31, 2005.

C-1

Appendix D

Information Pertaining to the Board Member Nominees

        Certain biographical and other information relating to the Board Member Nominee who is an “interested person,” as defined in the 1940 Act, of each Fund, is set forth below:

Name, Address† and Age	Position(s) Held with Each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds* and Portfolios Overseen	Public Directorships
Robert C. Doll, Jr.†† (51)	President and Board Member*	President and Board Member of each Fund since 2005.	President of MLIM/FAM-advised funds since 2005; President of MLIM and FAM since 2001; President and Director of Princeton Services since 2001; President of Princeton Administrators, since 2001; Co-Head (Americas Region) of FAM and MLIM from 2000 to 2001 and Senior Vice President thereof from 1999 to 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	131 registered investment companies consisting of 177 portfolios	None

†	P.O. Box 9011, Princeton, New Jersey 08543-9011.
††	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators.
*	The complex of funds advised by FAM and MLIM.

D-1

        Certain biographical and other information relating to the Board A Nominees who are not "interested persons," as defined in the 1940 Act, of the Funds is set forth below:

Name, Address* and Age	Position(s) Held with Each Fund	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Donald W. Burton (62)	Board Member	General Partner of The Burton Partnership, Limited Partnership (an investment partnership) since 1979; Managing General Partner of The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration since 2001.	23 registered investment companies consisting of 42 portfolios	Knology, Inc. (telecommuni-cations); Symbion, Inc. (health care)

Jack F. O’Brien (63)	Board Member	President and Chief Executive Officer of Allmerica Financial Corporation (financial services holding company) from 1995 to 2002 and Director from 1995 to 2003; President of Allmerica Investment Management Co., Inc. (investment adviser) from 1989 to 2002, Director from 1989 to 2002 and Chairman of the Board from 1989 to 1990; President, Chief Executive Officer and Director of First Allmerica Financial Life Insurance Company from 1989 to 2002 and Director of various other Allmerica Financial companies until 2002; Director of ABIOMED since 1989, Member of the Governance/Nominating Committee since 2004, Member of the Compensation Committee since 1989 and Member of the Audit Committee from 1990 to 2004; Director and Member of the Governance and Nomination Committee of Cabot Corporation and Member of the Audit Committee since 1990; Director and Member of the Audit Committee and Compensation Committee of LKQ Corporation since 2003; Lead Director of TJX Companies, Inc. since 1999; Trustee of the Woods Hole Oceanographic Institute since 2003.	23 registered investment companies consisting of 42 portfolios	ABIOMED (medical device manufacturer); Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

David H. Walsh (64)	Board Member	Consultant with Putnam Investments from 1993 to 2003 and employed in various capacities therewith from 1973 to 1992; Director, The National Audubon Society since 1998; Director, The American Museum of Fly Fishing since 1997; Director, Massachusetts Audubon Society from 1990 to 1997.	23 registered investment companies consisting of 42 portfolios	None

Fred G. Weiss** (64)	Board Member	Managing Director of FGW Associates since 1997; Vice President, Planning Investment and Development of Warner Lambert Co. from 1979 to 1997; Director of the Michael J. Fox Foundation for Parkinson’s Research since 2000; Director of BTG International PLC (a global technology commercialization company) since 2001.	23 registered investment companies consisting of 42 portfolios	Watson Pharmaceutical Inc. (pharmaceutical company)

*	The address of each Independent Board Member is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Chairman of the Audit Committee of each Fund.

D-2

        Certain biographical and other information relating to the Board B Nominees who are not "interested persons," as defined in the 1940 Act, of the Funds is set forth below:

Name, Address* and Age	Position(s) Held with the Fund	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Ronald W. Forbes (65)**	Board Member	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.	49 registered investment companies consisting of 50 portfolios	None

Cynthia A. Montgomery (53)†	Board Member	Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Associate Professor, Graduate School of Business Administration, University of Michigan from 1979 to 1985; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	49 registered investment companies consisting of 50 portfolios	Newell Rubbermaid, Inc. (manufacturing)

Jean Margo Reid (60)	Board Member	Self-employed consultant since 2001; Counsel of Alliance Capital Management (investment adviser) in 2000; General Counsel, Director and Secretary of Sanford C. Bernstein & Co., Inc. (investment adviser/broker-dealer) from 1997 to 2000; Secretary, Sanford C. Bernstein Fund, Inc. from 1994 to 2000; Director and Secretary of SCB, Inc. since 1998; Director and Secretary of SCB Partners, Inc. since 2000; and Director of Covenant House from 2001 to 2004.	49 registered investment companies consisting of 50 portfolios	None

Roscoe S. Suddarth (70)	Board Member	President, Middle East Institute, from 1995 to 2001; Foreign Service Officer, United States Foreign Service, from 1961 to 1995 and Career Minister from 1989 to 1995; Deputy Inspector General, U.S. Department of State, from 1991 to 1994; U.S. Ambassador to the Hashemite Kingdom of Jordan from 1987 to 1990.	49 registered investment companies consisting of 50 portfolios	None

Richard R. West (68)	Board Member	Professor of Finance from 1984 to 1995, Dean from 1984 to 1993 and since 1995 Dean Emeritus of New York University’s Leonard N. Stern School of Business Administration.	49 registered investment companies consisting of 50 portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s, Inc. (real estate company)

Edward D. Zinbarg (71)	Board Member	Self-employed financial consultant since 1994; Executive Vice President of the Prudential Insurance Company of America from 1988 to 1994; Former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.	49 registered investment companies consisting of 50 portfolios	None

*	The address of each Independent Board Member is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Chairman of the Board and the Audit Committee.
†	Chairman of the Nominating Committee.

D-3

        Certain biographical and other information relating to the Board C Nominees who are not "interested persons," as defined in the 1940 Act, of the Funds is set forth below:

Name, Address* and Age	Position(s) Held with Each Fund	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
James H. Bodurtha** (62)	Board Member	Director, The China Business Group, Inc. since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.	39 registered investment companies consisting of 59 portfolios	None

Kenneth A. Froot (48)	Board Member	Professor, Harvard University since 1992; Professor, Massachusetts Institute of Technology from 1986 to 1992.	39 registered investment companies consisting of 59 portfolios	None

Joe Grills** (71)	Board Member	Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke University Management Company from 1992 to 2004, Vice Chairman thereof from 1998 to 2004, and Director Emeritus thereof since 2004; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998, Vice Chairman thereof from 2002 to 2005, and Chairman thereof since 2005; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.	39 registered investment companies consisting of 59 portfolios	Kimco Realty Corporation

Herbert I. London (67)	Board Member	Chairman of the Board of Directors of Vigilant Research, Inc. since 2006; Director of Reflex Security since 2006; Director of Cerego, LLC since 2006; Director of InnoCentive, Inc. since 2006; Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005; and Professor thereof from 1980 to 2005; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993.	39 registered investment companies consisting of 59 portfolios	None

D-4

Name, Address* and Age	Position(s) Held with Each Fund	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Roberta Cooper Ramo (63)	Board Member	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Shareholder, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Chairman of the Board, Cooper’s, Inc. (retail) since April 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now Wells Fargo) from 1975 to 1976; Vice President, American Law Institute since 2004.	39 registered investment companies consisting of 59 portfolios	None

Robert S. Salomon, Jr. (69)	Board Member	Principal of STI Management (investment adviser) from 1994 to 1995; Chairman and CEO of Salomon Brothers Asset Management Inc. from 1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992 to 1995; regular columnist with Forbes Magazine from 1992 to 2002; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.	39 registered investment companies consisting of 59 portfolios	None

*	The address of each Independent Board Member is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Co-Chairman of the Board and Co-Chairman of the Audit Committee of each Fund.

D-5

        Certain biographical and other information relating to the Board D Nominees who are not “interested persons,” as defined in the 1940 Act, of the Funds is set forth below:

Name, Address* and Age	Positions(s) Held with the Fund	Principal Occupation(s) During Past Five Years	Number of FAM/MLIM- Advised Funds and Portfolios Overseen	Public Directorships
David O. Beim (66)**	Board Member	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Chairman of Outward Bound USA from 1997 to 2001; Chairman of Wave Hill Inc., since 1990; Trustee of Phillips Exeter Academy from 2002 to present.	20 registered investment companies consisting of 26 portfolios	None

James T. Flynn (66)	Board Member	Chief Financial Officer of J.P. Morgan & Co. Inc. from 1990 to 1995 and an employee of J.P. Morgan in various capacities from 1967 to 1995.	20 registered investment companies consisting of 26 portfolios	None

W. Carl Kester (54)	Board Member	Mizuho Financial Group, Professor of Finance, Harvard Business School, Unit Head, Finance since 2005; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, 1999 to 2005, Member of the faculty of Harvard Business School since 1981. Independent Consultant since 1978.	21 registered investment companies consisting of 27 portfolios	None

Karen P. Robards (56)	Board Member and Chair of the Board	President of Robards & Company, a financial advisory firm since 1987; formerly an investment banker with Morgan Stanley for more than ten years; Director of Enable Medical Corp. from 1996 to 2005; Director of AtriCure, Inc. since 2000; Director of the Cooke Center for Learning and Development, a not-for-profit organization, since 1987.	20 registered investment companies consisting of 26 portfolios	AtriCure, Inc. (medical devices)

*	The address of each Independent Board Member is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Chair of the Audit Committee.

D-6

Ownership of Shares by Nominees as of April 30, 2006

Board Member Nominee	Fund	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in all MLIM/FAM- Advised Funds Overseen by each Board Member Nominee in the Merrill Lynch Family of Funds

Interested Board Member Nominee:
Robert C. Doll, Jr	Muni Intermediate	[insert]	[insert]	[insert]	[insert only here]
	Muni New York Intermediate	[insert]	[insert]	[insert]
	Debt Strategies	[insert]	[insert]	[insert]
	FRIS	[insert]	[insert]	[insert]
	FRIS II	[insert]	[insert]	[insert]
	MH Fund	[insert]	[insert]	[insert]
	MH Insured	[insert]	[insert]	[insert]
	SHIP	[insert]	[insert]	[insert]
	CHY	[insert]	[insert]	[insert]
	CHY III	[insert]	[insert]	[insert]
	MuniAssets	[insert]	[insert]	[insert]
	Europe Fund	[insert]	[insert]	[insert]
	Capital & Income	[insert]	[insert]	[insert]
	Preferred Income	[insert]	[insert]	[insert]
	Enhanced Equity Yield	[insert]	[insert]	[insert]
	Enhanced Government	[insert]	[insert]	[insert]
	Preferred & Corporate	[insert]	[insert]	[insert]
	Enhanced Equity Yield & Premium	[insert]	[insert]	[insert]

Non-Interested Board Member Nominees:
Donald W. Burton	Muni Intermediate	[insert]	[insert]	[insert]	[insert only here]
	Muni New York Intermediate	[insert]	[insert]	[insert]
Jack O’Brien	Muni Intermediate	[insert]	[insert]	[insert]	[insert only here]
	Muni New York Intermediate	[insert]	[insert]	[insert]
David H. Walsh	Muni Intermediate	[insert]	[insert]	[insert]	[insert only here]
	Muni New York Intermediate	[insert]	[insert]	[insert]
Fred G. Weiss	Muni Intermediate	[insert]	[insert]	[insert]	[insert only here]
	Muni New York Intermediate	[insert]	[insert]	[insert]

D-7

Board Member Nominee	Fund	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in all MLIM/FAM- Advised Funds Overseen by each Board Member Nominee in the Merrill Lynch Family of Funds
Ronald W. Forbes	Debt Strategies	[insert]	[insert]	[insert]	[insert only here]
	FRIS	[insert]	[insert]	[insert]
	FRIS II	[inster]	[insert]	[insert]
	MH Fund	[insert]	[insert]	[insert]
	MH Insured	[insert]	[insert]	[insert]
	SHIP	[insert]	[insert]	[insert]
Cynthia A. Montgomery	Debt Strategies	[insert]	[insert]	[insert]	[insert only here]
	FRIS	[insert]	[insert]	[insert]
	FRIS II	[inster]	[insert]	[insert]
	MH Fund	[insert]	[insert]	[insert]
	MH Insured	[insert]	[insert]	[insert]
	SHIP	[insert]	[insert]	[insert]
Jean Margo Reid	Debt Strategies	[insert]	[insert]	[insert]	[insert only here]
	FRIS	[insert]	[insert]	[insert]
	FRIS II	[inster]	[insert]	[insert]
	MH Fund	[insert]	[insert]	[insert]
	MH Insured	[insert]	[insert]	[insert]
	SHIP	[insert]	[insert]	[insert]
Roscoe S. Suddarth	Debt Strategies	[insert]	[insert]	[insert]	[insert only here]
	FRIS	[insert]	[insert]	[insert]
	FRIS II	[inster]	[insert]	[insert]
	MH Fund	[insert]	[insert]	[insert]
	MH Insured	[insert]	[insert]	[insert]
	SHIP	[insert]	[insert]	[insert]
Richard R. West	Debt Strategies	[insert]	[insert]	[insert]	[insert only here]
	FRIS	[insert]	[insert]	[insert]
	FRIS II	[inster]	[insert]	[insert]
	MH Fund	[insert]	[insert]	[insert]
	MH Insured	[insert]	[insert]	[insert]
	SHIP	[insert]	[insert]	[insert]
Edmard D. Zinbarg	Debt Strategies	[insert]	[insert]	[insert]	[insert only here]
	FRIS	[insert]	[insert]	[insert]
	FRIS II	[inster]	[insert]	[insert]
	MH Fund	[insert]	[insert]	[insert]
	MH Insured	[insert]	[insert]	[insert]
	SHIP	[insert]	[insert]	[insert]
James H. Bodurtha	CHY	[insert]	[insert]	[insert]	[insert only here]
	CHY III	[insert]	[insert]	[insert]
	MuniAssets	[insert]	[insert]	[insert]
Kenneth A. Froot	CHY	[insert]	[insert]	[insert]	[insert only here]
	CHY III	[insert]	[insert]	[insert]
	MuniAssets	[insert]	[insert]	[insert]
Joe Grills	CHY	[insert]	[insert]	[insert]	[insert only here]
	CHY III	[insert]	[insert]	[insert]
	MuniAssets	[insert]	[insert]	[insert]
Herbert I. London	CHY	[insert]	[insert]	[insert]	[insert only here]
	CHY III	[insert]	[insert]	[insert]
	MuniAssets	[insert]	[insert]	[insert]

D-8

Board Member Nominee	Fund	Number of Shares of Common Stock	Number of Shares of AMPS	Aggregate Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in all MLIM/FAM- Advised Funds Overseen by each Board Member Nominee in the Merrill Lynch Family of Funds
Roberta Cooper Ramo	CHY	[insert]	[insert]	[insert]	[insert only here]
	CHY III	[insert]	[insert]	[insert]
	MuniAssets	[insert]	[insert]	[insert]
Robert S. Salomon, Jr.	CHY	[insert]	[insert]	[insert]	[insert only here]
	CHY III	[insert]	[insert]	[insert]
	MuniAssets	[insert]	[insert]	[insert]
David O. Beim	Europe Fund	[insert]	[insert]	[insert]	[insert only here]
	Capital & Income	[insert]	[insert]	[insert]
	Preferred Income	[insert]	[insert]	[insert]
	Enhanced Equity Yield	[insert]	[insert]	[insert]
	Enhanced Government	[insert]	[insert]	[insert]
	Preferred & Corporate	[insert]	[insert]	[insert]
	Enhanced Equity Yield & Premium	[insert]	[insert]	[insert]
James T. Flynn	Europe Fund	[insert]	[insert]	[insert]	[insert only here]
	Capital & Income	[insert]	[insert]	[insert]
	Preferred Income	[insert]	[insert]	[insert]
	Enhanced Equity Yield	[insert]	[insert]	[insert]
	Enhanced Government	[insert]	[insert]	[insert]
	Preferred & Corporate	[insert]	[insert]	[insert]
	Enhanced Equity Yield & Premium	[insert]	[insert]	[insert]
W. Carl Kester	Europe Fund	[insert]	[insert]	[insert]	[insert only here]
	Capital & Income	[insert]	[insert]	[insert]
	Preferred Income	[insert]	[insert]	[insert]
	Enhanced Equity Yield	[insert]	[insert]	[insert]
	Enhanced Government	[insert]	[insert]	[insert]
	Preferred & Corporate	[insert]	[insert]	[insert]
	Enhanced Equity Yield & Premium	[insert]	[insert]	[insert]
Karen P. Robards	Europe Fund	[insert]	[insert]	[insert]	[insert only here]
	Capital & Income	[insert]	[insert]	[insert]
	Preferred Income	[insert]	[insert]	[insert]
	Enhanced Equity Yield	[insert]	[insert]	[insert]
	Enhanced Government	[insert]	[insert]	[insert]
	Preferred & Corporate	[insert]	[insert]	[insert]
	Enhanced Equity Yield & Premium	[insert]	[insert]	[insert]

D-9

Compensation of Independent Board Members ($)

No pension or retirement benefits are accrued as part of Fund expenses.

Board A

Muni Intermediate and Muni New York Intermediate each pay each non-interested Board Member a combined fee for services on the Board and the Audit Committee of $3,000 per year, $250 per in person Board meeting attended and $250 per in person Audit Committee meeting attended. Each non-interested Board Member also receives an aggregate fee of $3,000 for each special in-person meeting attended, which is allocated equally among all the applicable FAM/MLIM-advised funds overseen by the Board Member. The Fund pays the Chairman of the Audit Committee an additional annual fee of $1,000. The Fund reimburses each non-interested Board Member for his or her out-of-pocket expenses relating to attendance at Board, Audit Committee and any Nominating Committee meetings.

Fund	Crum[1]	Burton	O’Brien[2]	Hodrick[3]	Walsh	Weiss
Muni Intermediate	$3,191	$5,150	$3,000	$5,150	$5,150	$5,150
Muni New York Intermediate	$3,191	$5,150	$3,000	$5,150	$5,150	$5,150

[1]	Mr. Crum retired as Board Member of the Fund and certain other MLIM/FAM advised funds effective December 31, 2004.
[2]	Mr. O’Brien was elected as Board Member of the Fund and certain other MLIM/FAM advised funds effective November 22, 2004.
[3]	Ms. Hodrick resigned as Board Member of the Fund and certain other MLIM/FAM advised funds effective May 1, 2006.

Board B

MH Fund and MH Insured each pay each non-interested Board Member a combined fee of $3,800 per year plus a fee of $150 for each in-person Board meeting attended and $150 for each in person Audit Committee meeting attended, together with such Board Member’s out-of-pocket expenses relating to attendance at such meetings. Debt Strategies, SHIP, FRIS and FRIS II each pay each non-interested Board Member a combined fee of $4,400 per year plus a fee of $325 for each in person Board meeting attended and $325 for each in person Audit Committee meeting attended, together with such Board Member’s out-of-pocket expenses relating to attendance at such meetings. The Chairman of each fund’s Audit Committee receives an additional annual fee of $2,083.

Fund	Forbes	Montgomery	Reid	Suddarth	West	Zinbarg
Debt Strategies	$8,582	$7,000	$7,000	$7,000	$7,000	$7,000
FRIS	$9,221	$7,650	$7,000	$7,650	$7,650	$7,650
FRIS II	$8,582	$7,000	$7,000	$7,000	$7,000	$7,000
MH Fund	$6,642	$5,000	$5,000	$5,000	$5,000	$5,000
MH Insured	$6,642	$5,000	$5,000	$5,000	$5,000	$5,000
SHIP	$8,582	$7,000	$7,000	$7,000	$7,000	$7,000

Board C

Each non-interested Board Member receives an annual retainer of $150,000 for his or her services to MLIM/FAM-advised funds, including CHY, CHY III and MuniAssets. The portion of the annual retainer allocated to each MLIM/FAM-advised fund is determined quarterly based on the relative net assets of each such fund. In addition, each non-interested Board Member receives a fee per in-person Board meeting attended and per in-person Audit Committee meeting attended. The annual per meeting fees paid to each non-interested Board Member aggregate $100,000 for all MLIM/FAM-advised funds for which that Board Member serves and are allocated equally among those funds. The Co-Chairman of each Audit Committee receives an

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additional annual retainer in the amount of $50,000, which is paid quarterly and allocated to each MLIM/FAM-advised fund for which such Co-Chairman provides services based on relative net assets of the funds.

Fund	Bodurtha	Froot[1]	Perold[2]	Grills	London	Ramo	Salomon	Swensrud[3]
CHY	$2,728	-	$712	$2,728	$2,413	$2,413	$2,413	$2,413
CHY III	$2,829	-	$731	$2,829	$2,491	$2,491	$2,491	$2,491
MuniAssets	$2,537	-	$675	$2,537	$2,265	$2,265	$2,265	$2,265

[1]	Mr. Froot was elected as Board Member of the Fund and certain other MLIM/FAM advised funds effective June 3, 2005.
[2]	Mr. Perold resigned as Board Member of the Fund and certain other MLIM/FAM advised funds effective October 1, 2004.
[3]	Mr. Swensrud retired as Board Member of the Fund and certain other MLIM/FAM advised funds effective January 1, 2006.

Board D

Each non-interested Board Member receives an aggregate annual retainer of $120,750 for his or her services to the FAM/MLIM-advised funds. The portion of the annual retainer allocated to each FAM/MLIM-advised fund is determined quarterly based, in general, on the relative net assets of each such fund. In addition, each non-interested Board Member receives a fee per in-person Board meeting attended and per in-person Audit Committee meeting attended. The aggregate annual per meeting fees paid to each non-interested Board Member totals $52,000 for all the FAM/MLIM-advised funds for which that Board Member serves and are allocated equally among those funds. The Chair of the Board and the Chair of the Audit Committee each receives an additional annual retainer in the amount of $40,000 and $10,000, respectively, which is paid quarterly and allocated to each FAM/MLIM-advised fund for which such Board Member provides services based on the relative net assets of the fund.

Fund	Beim	Flynn	Kester	Robards
Europe Fund	$ 3,961	$ 3,811	$ 3,811	$ 4,413
Capital & Income	$ 6,254	$ 5,927	$ 5,927	$ 7,235
Preferred Income	$26,099	$24,228	$24,228	$31,714
Enhanced Equity Yield	$ 5,092	$ 4,865	$ 4,865	$ 5,774
Enhanced Government	$ 533	$ 533	$ 533	$ 533
Preferred & Corporate	$ 8,079	$ 7,375	$ 7,375	$ 9,496
Enhanced Equity Yield & Premium	$ 3,875	$ 3,692	$ 3,692	$ 4,425

Term of office and length of time served

Set forth below is the year in which each nominee who is not an “interested person,” as defined in the 1940 Act, became a Board Member for the Funds on whose Board he or she currently serves. Each Board Member serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the Fund’s respective by-laws or charter or by statute or until December 31 of the year in which he or she turns 72.

Board A nominees

Fund	Burton	O’Brien	Walsh	Weiss
Muni Intermediate	2003	2004	2003	2003
Muni New York Intermediate	2003	2004	2003	2003

Board B nominees
Fund	Forbes	Montgomery	Reid	Suddarth	West	Zinbarg
Debt Strategies	1997	1997	2004	2000	1997	2000
FRIS	2003	2003	2004	2003	2003	2003

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Fund	Forbes	Montgomery	Reid	Suddarth	West	Zinbarg
FRIS II	2004	2004	2004	2004	2004	2004
MH Fund	1997	1997	2004	2000	1997	2000
MH Insured	1998	1998	2004	2000	1998	2000
SHIP	1993	1994	2004	2000	1993	2000

Board C nominees

Fund	Bodurtha	Froot	Grills	London	Ramo	Salomon
CHY	2002	2005	1994	2002	2002	1996
CHY III	2002	2005	1998	2002	2002	1998
MuniAssets	2002	2005	1994	2002	2002	1996

Board D nominees

Fund	Beim	Flynn	Kester	Robards
Europe Fund	2000	2000	2000	2000
Capital & Income	2004	2004	2004	2004
Preferred Income	2003	2003	2003	2003
Enhanced Equity Yield	2005	2005	2005	2005
Enhanced Government	2005	2005	2005	2005
Preferred & Corporate	2003	2003	2003	2003
Enhanced Equity Yield & Premium	2005	2005	2005	2005

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Appendix E

Information Pertaining to the Officers

Name, Address* and Age of Officer	Position(s) Held, Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Robert C. Doll, Jr.† (51)	President and Board Member of all Funds listed in this Joint Proxy Statement since 2005.	President of MLIM/FAM-advised funds since 2005; President of FAM and MLIM, since 2001; President and Director of Princeton Services since 2001; President of Princeton Administrators since 2001; Co-Head (Americas Region) of FAM and MLIM from 2000 to 2001 and Senior Vice President thereof from 1999 to 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	131 registered investment companies consisting of 177 portfolios	None

Donald C. Burke (45)	Vice President since 1997 (Debt Strategies); Vice President since 1998 (MH Insured and CHY III); Vice President since 1999 (MH Insured II and Europe Fund); Vice President since 2003 (Muni Intermediate, Muni New York Intermediate, FRIS, Preferred & Corporate and Preferred Income); Vice President since 2004 (Capital & Income and FRIS II); Vice President since 2005 (Enhanced Equity Yield & Premium, Enhanced Equity Yield and Enhanced Government)

	Treasurer since 1999 (Debt Strategies, MH Insured, SHIP, CHY, CHY III, MuniAssets and Europe Fund); Treasurer since 2003 (Muni Intermediate, Muni New York Intermediate, FRIS, Preferred & Corporate and Preferred Income); Treasurer since 2004 (Capital & Income); Treasurer since 2005 (Enhanced Equity Yield & Premium, Enhanced Equity Yield and Enhanced Government)	First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999 and Director since 2004; Vice President of FAMD since 1999 and Director since 2004; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.	139 registered investment companies consisting of 185 portfolios	None

Kevin J. Booth (51)	Vice President since 2001 (Debt Strategies and SHIP)	Managing Director (Global Fixed Income) of MLIM since 2006; Director of MLIM from 1998 to 2005; Vice President of MLIM from 1991 to 1998.	6 registered investment companies consisting of 4 portfolios	None

Timothy T. Browse (47)	Vice President since 2004 (MY New York Insured, Muni Intermediate, and Muni New York Intermediate)	Vice President (Municipal Tax-Exempt Fund Management) of MLIM since 2004; Vice President, portfolio manager and team leader of the Municipal Investments Team with Lord Abbett & Co. from 2000 to 2003; Vice President and portfolio manager in the municipal fund management fund group of Eaton Vance Management, Inc. from 1992 to 2000.	4 registered investment companies consisting of 4 portfolios	None

John D. Burger (44)	Vice President since 2003 (Preferred & Corporate, Preferred Income, and Capital & Income)	Managing Director (Global Fixed Income of MLIM since 2004; Director of MLIM from 1998 to 2004 and Vice President thereof from 1993 to 1998.	11 registered investment companies consisting of 11 portfolios	None

Jonathan A. Clark (37)	Vice President since 2005 (S&P 500 Protected Equity, Enhanced Equity Yield & Premium and Enhanced Equity Yield)	Director of MLIM since 2006 and Vice President, thereof, from 1999 to 2005.	5 registered investment companies consisting of 5 portfolios	None

Gavin P. Corr (38)	Vice President since 2005 (Europe Fund)	Managing Director of MLIM since 2005; Manager of European equity portfolios, Morley Fund Management from 2002 to 2004; Chief Investment Director of Retail Mutual Funds, American Express Asset Management from 1995 to 2002.	1 registered investment company consisting of 1 portfolio	None

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Name, Address* and Age of Officer	Position(s) Held, Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Robert A. DiMella (39)	Vice President since 1997 (MH Fund); Vice President since 1999 (MH Insured); Vice President since 2003 (Muni Intermediate and Muni New York Intermediate)	Managing Director of MLIM since 2004; Director (Municipal Tax-Exempt Fund Management) of MLIM from 2002 to 2004; Vice President of MLIM from 1996 to 2001.	6 registered investment companies consisting of 6 portfolios	None

Brian J. Fullerton (45)	Vice President since 2004 (Capital & Income)	Global Head of Fixed Income for MLIM since 2005; Chief Investment Officer for MLIM Americas region and Head of MLIM Global Risk Management and Performance Measurement since 2001; Head of Risk Management for MLIM Americas from 1999-2001.	1 registered investment company consisting of 1 portfolio	None

Kenneth A. Jacob (55)	Senior Vice President since 2002 (Muni Intermediate, Muni New York Intermediate, MH Fund, MH fund II, MH Insured and MuniAssets)	Managing Director (Tax-Exempt Fund Management) of MLIM since 2000; Director of MLIM from 1997 to 2000.	39 registered investment companies consisting of 53 portfolios	None

Theodore R. Jaeckel, Jr. (46)	Vice President since 1997 (Muni Assets)	Managing Director of MLIM since 2005; Director (Municipal Tax-Exempt Fund Management) of MLIM from 1997 to 2005; Vice President of MLIM from 1991 to 1997.	8 registered investment companies consisting of 8 portfolios	None

Debra L. Jelilian (38)	Vice President since 2005 (Enhanced Equity Yield & Premium and Enhanced Equity Yield)	Director of MLIM since 1999.	9 registered investment companies consisting of 16 portfolios.	None

John M. Loffredo (42)	Senior Vice President since 2002 (Muni Intermediate, Muni New York Intermediate, MH Fund, MH fund II, MH Insured and MuniAssets)	Managing Director (Tax-Exempt Fund Management) of MLIM since 2000; Director of MLIM from 1997 to 2000.	40 registered investment companies consisting of 54 portfolios	None

Patrick Maldari (44)	Vice President since 2004 (Capital & Income)	Managing Director (Global Fixed Income)) of MLIM since 2000; Director of MLIM from 1997 to 2000.	7 registered investment companies consisting of 9 portfolios	None

Robert J. Martorelli (47)	Vice President since 2004 (Capital & Income)	Managing Director (Equities) of MLIM since 200-; First Vice President of MLIM from 1997 to 2000.	7 registered investment companies consisting of 5 portfolios	None

Thomas Musmanno (36)	Vice President since 2003 (Preferred & Corporate and Preferred Income); Vice President since 2005 (Enhanced Government)	Director of MLIM since 2004; Vice President of MLIM from 1996 to 2004; Derivatives and Structured Products Specialist with MLIM since 2000; portfolio manager with MLIM since 1996.	9 registered investment companies consisting of 7 portfolios	None

Jaimin J. Patel (47)	Vice President since 2004 (FRIS II)	Director (Global Fixed Income) of MLIM since 2005; Vice President of MLIM from 2000 to 2005; Vice President at Chase Securities, Inc. from 1993 to 2000.	2 registered investment companies consisting of 2 portfolios	None

Elizabeth M. Phillips (56)	Vice President since 1993 (CHY); Vice President since 1998 (CHY III)	Managing Director of MLIM since 2006; Director (Fixed Income) of MLIM from 2001 to 2005; Vice President of MLIM from 1994 to 2001.	4 registered investment companies consisting of 4 portfolios.	None

Kevin M. Rendino (39)	Vice President since 2004 (Capital & Income)	Managing Director (Equities) of MLIM since 2000; First Vice President of MLIM from 1997 to 2000.	7 registered investment companies consisting of 5 portfolios	None

Romualdo Roldan (59)	Vice President since 2004 (Capital & Income)	Director (Global Fixed Income) of MLIM since 2000; Vice President of MLIM from 1998 to 2000; Senior Vice President, Santander Investments from 1995 to 1998.	2 registered investment companies consisting of 2 portfolios	None

Frank Viola (41)	Vice President since 2005 (Enhanced Government)	Managing Director of MLIM since 2002; Head of the Global Fixed Income Structured Asset Team since 2002; Director (Global Fixed Income) of MLIM from 2000 to 2001 and Vice President from 1997 to 2000.	15 registered investment companies consisting of 15 portfolios	None

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Name, Address* and Age of Officer	Position(s) Held, Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Jeffrey Hiller (55)	Chief Compliance Officer since 2004 (Debt Strategies, MH Fund, MH Insured, SHIP, CHY, CHY III, MuniAssets, Europe Fund, Muni Intermediate, Muni New York Intermediate, FRIS, FRIS II, Preferred & Corporate, Preferred Income and Capital & Income); Chief Compliance Officer since 2005 (Enhanced Equity Yield & Premium, Enhanced Equity Yield and Enhanced Government)	Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Commission’s Securities and Exchange Division of Enforcement in Washington, D.C. from 1990 to 1995.	140 registered investment companies consisting of 186 portfolios	None

Alice A. Pellegrino (46)	Secretary since 2004 (Debt Strategies, MH Fund, MH Insured, SHIP, CHY, CHY III, MuniAssets, Europe Fund, Muni Intermediate, Muni New York Intermediate, FRIS, FRIS II, Preferred & Corporate, Preferred Income and Capital & Income); Secretary since 2005 (Enhanced Equity Yield & Premium, Enhanced Equity Yield and Enhanced Government)	Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and Princeton Services since 2004.	132 registered investment companies consisting of 178 portfolios	None

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of each Fund.
†	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions with FAM, MLIM, Princeton Services and Princeton Administrators.

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Appendix F

Audit Committee Charters

                This document serves as the Charter for the Audit Committee of each fund (the “Fund”) advised by Merrill Lynch Investment Managers, L.P., Fund Asset Management, L.P., or any affiliated investment adviser (the “investment adviser”) listed on Appendix A hereto (each such Charter being a separate Charter). The Board of Directors/Trustees of each Fund (the “Board”) has adopted the following Audit Committee Charter (the “Charter”).

I. Composition of the Audit Committee

                The Audit Committee shall be composed of at least three Directors/Trustees:

(a)	each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) (each, an “Independent Director”);

(b)	each of whom shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board or any committee thereof and fixed amounts of compensation under a retirement plan for prior service with a Fund listed or quoted on a stock exchange or market quotation system (“Listed Fund”)); and

(c)	each of whom shall satisfy the independence and experience requirements for any stock exchange or market quotation system on which Fund shares are or become listed or quoted.

                The Board shall use its best efforts to ensure that at least one of the members of the Audit Committee is an “audit committee financial expert,” as defined in rules of the Securities and Exchange Commission. For those Funds listed on the New York Stock Exchange, no member of the Audit Committee may serve on more than three public company audit committees unless the Board determines that such simultaneous service would not impair the ability of such member to serve effectively on the Audit Committee.

II. Purposes of the Audit Committee

        The Audit Committee shall be responsible for:

(1)	assisting Board oversight of the

(a)	integrity of the Fund's financial statements;

(b)	independent accountants' qualifications and independence; and

(c)	performance of the Fund's internal audit function and the Fund's independent accountants; and

(2)	[for Listed Funds] preparation, or overseeing the preparation of, any audit committee report required by

F-1

rules of the Securities and Exchange Commission to be included in the Fund’s proxy statement for its annual meeting of shareholders.

III. Responsibilities and Duties of the Audit Committee

                The Fund’s independent accountants shall report directly to the Audit Committee.

                As may be necessary or appropriate to carry out its purposes, or to comply with applicable law or the requirements of any securities exchange or market quotation system on which Fund shares are or may become listed or quoted, the Audit Committee shall have the following responsibilities and duties:

(a)	the appointment, compensation, retention and oversight of the work of the Fund’s independent accountants, including the resolution of disagreements between management and the independent accountants regarding financial reporting;

(b)	to (i) select an accounting firm to (1) serve as the Fund’s independent accountants, (2) audit the Fund’s financial statements on an annual basis, and (3) provide an opinion on an annual basis with respect to the Fund’s financial statements, and (ii) recommend that the Independent Directors ratify such selection;

(c)	to pre-approve (i) all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent accountants and (ii) all permissible non-audit services to be provided by the Fund’s independent accountants to the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement by the adviser affiliate relates directly to the operations and financial reporting of the Fund;

(d)	if determined to be advisable, to develop policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the audit or non-audit services described in Section III(c) above;

(e)	to consider whether each non-audit service provided by the Fund’s independent accountants to the Fund and to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund is compatible with maintaining the independence of such independent accountants;

(f)	to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and to actively engage in a dialogue with, and receive and consider specific representations from, the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants; (g) to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

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(h)	to meet to review and discuss the Fund’s audited financial statements and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements with Fund management and the Fund’s independent accountants, including the Fund’s disclosure of management’s discussion of Fund performance;

(i)	to review with the Fund’s independent accountants any audit problems or difficulties the accountants may have encountered during or relating to the conduct of the audit, including any matters required to be discussed pursuant to Statement of Accounting Standards No. 61, or any subsequent Statement, and management’s response;

(j)	to establish and administer policies and procedures relating to the hiring by the Fund, its investment adviser, or any administrator that is an adviser affiliate of employees or former employees of the Fund’s independent accountants;

(k)	to consider information and comments from the Fund’s independent accountants with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices) and management’s responses to any such comments;

(l)	to request, receive and/or review from the Fund’s independent accountants such other materials as may be deemed necessary or advisable in the discretion of the Committee in the exercise of its duties under this Charter; such materials may (but are not required to) include, without limitation, any other material written communications bearing on the Fund’s financial statements, or internal or disclosure controls, between the independent accountants and the Fund, the investment adviser, the Fund’s sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences;

(m)	at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Fund’s independent accountants and the Fund, the investment adviser and adviser affiliates (to assess the independence of the Fund’s independent accountants);

(n)	[for Listed Funds] to discuss in general the Fund’s earnings press releases, as well as any financial information and earnings guidance provided to analysts and rating agencies, if any (e.g., the types of information to be disclosed and the type of presentation to be made);

(o)	to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns by employees of the Fund’s investment adviser, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters;

F-3

(p)	to address reports received from attorneys in accordance with procedures adopted by the Fund’s investment adviser relating to the possible violation of federal or state law or fiduciary duty;

(q)	[for Listed Funds] to discuss with Fund management and the Fund’s independent accountants policies with respect to risk assessment and risk management;

(r)	[for Listed Funds] to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange or market quotation system on which Fund shares are or become listed or quoted;

(s)	on an annual basis, to review and reassess the adequacy of this Charter, recommend any changes to the Board, and evaluate the performance of the Audit Committee; and

(t)	to perform such other functions and to have such other powers consistent with this Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as amended and supplemented, the Fund’s By-laws, as amended, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

                The Audit Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit related services and permitted non-audit services, to a subcomittee of one or more members of the Audit Committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate preapproval of the audit required by the Securities Exchange Act of 1934. Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

                The function of the Audit Committee is oversight; it is the responsibility of Fund management to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Fund’s independent accountants to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund’s independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Fund’s independent accountants.

                Although the Audit Committee is expected to review appropriately the matters that come before it, such review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Fund’s independent accountants for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

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                In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Board reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Board reasonably believes are within the person’s professional or expert competence; or (3) a committee of the Board.

IV. Meetings

                The Audit Committee shall meet on a regular basis but no less frequently than annually. The Audit Committee periodically shall meet separately with the Fund’s independent accountants, Fund management, and representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee may hold special meetings at such times as the Audit Committee believes necessary or appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V. Assistance from Fund Management; Authority to Engage Advisers; Funding

                The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board, for payment of: (i) compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund, (ii) compensation to any advisers employed by the Audit Committee under this Section V, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

VI. Reporting

                The Chairman or Chairwoman of the Audit Committee shall report to the Board on the results of its deliberations and make such recommendations as deemed necessary or appropriate.

VII. Amendments

                This Charter may be amended or modified from time to time by vote of the Board.

Dated: March 3, 2006.

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Appendix G

Nominating Committee Charters

I. Organization

The Nominating Committee (the “Committee”) of the Board of Directors/Trustees for the registered investment companies (each a “Fund” and collectively, the “Funds”) listed on Exhibit A attached hereto shall be composed solely of Directors/Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the New York Stock Exchange and the American Stock Exchange (each, an “Exchange”) listing standards (if applicable) (“Independent Directors”). The Board of Directors/Trustees of the Fund (the “Board”) shall appoint the members of the Committee (which may or may not be all of the Independent Directors) and shall designate the Chairman of the Committee. The Committee shall have authority to retain outside counsel and other advisors the Committee deems appropriate and shall have the sole authority to approve the compensation and other terms of their retention.

II. Responsibilities

The Committee shall identify individuals qualified to serve as Independent Directors of the Fund and shall recommend its nominees for consideration by the full Board.

III. Identification And Evaluation Of Potential Nominees

In identifying and evaluating a person as a potential nominee to serve as an Independent Director of the Fund, the Committee should consider among other factors it may deem relevant:

•	the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;
•	the character and integrity of the person;
•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;
•	whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, Fund service providers or their affiliates;
•	whether or not the person is financially literate pursuant to the applicable Exchange's audit committee membership standards;
•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;
•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;
•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policy.

While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Committee may consider nominations for the office of Director made by Fund stockholders or by management in the same manner as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations

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to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee. The Secretary of the Fund will forward all nominations received to the Committee.

IV. Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

V. Nomination Of Directors

After a determination by the Committee that a person should be nominated as an Independent Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration and, where appropriate, to the Independent Directors.

V. Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: February 18, 2004

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Appendix H

Comparison of Terms of a form of Current Investment Advisory Agreement and New Investment Advisory Agreements

Provision		MLIM Management Duties	New Investment Advisory Agreement

Administer shareholder accounts; handling shareholder relations		X	Respond to or refer to shareholder inquiries

Provide necessary office space, equipment and facilities		X	X

Conduct relations with

•	Custodians	X	Provide assistance to custodian as required

•	Depositories	X

•	Transfer agents	X	Respond to or refer to transfer agent

•	Dividend disbursing agents	X	Determine and execute distributions with disbursing agent

•	Other servicing agents	X

•	Accountants	X	Establish accounting policies and consult with appropriate parties; Provide assistance to auditors as required

•	Attorneys	X	Provide assistance to counsel as required

•	Underwriters	X

•	Brokers and dealers	X	Place orders with any broker or dealer

•	Insurers	X

•	Banks	X	Prepare such info and reports as required by banks from which the Fund borrows

•	Others deemed necessary or desirable	X

Monitor compliance with prospectus and SAI		X	Must comply with prospectus and SAI (covenant section)

•	Make reports and recommendations to directors	X	Respond to or refer to officers; make such reports and recommendations to the Board of Trustees concerning service providers

Bookkeeping services			X

H-1

Provision	MLIM	New Investment Advisory Agreement

Administrative services	X	X

Determine NAV		X

Maintain books and records		X

Oversee tax preparation		X

Review and pay fund expenses and service providers		X

Prepare communications with shareholders (proxies and annual reports)		X

Prepare periodic SEC filings		X

Prepare reports not prepared by custodian, counsel or auditors		X

Perform Section 18 calculations		X

Review share repurchase programs		X

Assist in preparation and filing of Forms 3, 4, 5		X

Investment Duties
Adviser provides

• Investment research	X	Supervise and manage the investment and reinvestment of fund assets; provide investment research

• Advice	X

• Supervision	X

• Continuous investment program	X

• Purchase, sale, exchange decisionmaking	X	Exercise discretion in purchasing and selling securities

• Options, futures, options on futures decisionmaking	X	Supervise and manage the investment and reinvestment of fund assets

• Cash decisionmaking	X

• Portfolio security voting	X	Exercise all rights appertaining to fund securities

• All actions necessary to implement investment policies	X	Adviser must place orders either directly with issuer or with broker or dealer

• Instructions to custodian for delivery	X

H-2

Provision		MLIM	New Investment Advisory Agreement

•	Best execution	X	“Attempt” to provide best execution; however, Adviser considers other factors
•	Broker dealer selection (which may include affiliates)	X	X

Covenants section			X

Conform to provisions of 1940 Act, Investment Advisers Act of 1940, Commission rules and regulations, any other applicable law, charter and by-laws, policies, determinations and resolutions of the board			X

Must maintain policy and practice of conducting services independent of commercial banking operations			X

Must maintain privacy and confidentiality of fund and shareholder information			X

Expenses

Adviser shall pay for

•	Staff and personnel	X	Advisers bears all costs and expenses of employees, overhead and inside directors; except that Board may vote to reimburse Adviser for the pro rata portion of salaries, bonuses, etc. for the time spent on fund operations (including, without limitation, compliance matters) (other than investment advice and admin services) by Adviser personnel

•	Office space, equipment and facilities	X

•	Compensation of officers and inside directors	X

Fund shall pay for

•	Organizational costs

•	Redemption expenses

•	Portfolio transaction expenses	X

•	Expenses of registering shares	X

•	Pricing costs (including NAV calculation)	X

•	Printing expenses re: shareholder reports, stock certs, prospectuses and SAIs	X

•	Printing expenses re: proxies and other shareholder meeting costs	X

•	SEC fees	X

•	Interest	X

•	Taxes	X

H-3

Provision		MLIM	New Investment Advisory Agreement

•	Custodian fees	X

•	Transfer agency fees	X

•	Independent director fees and expenses	X

•	Legal fees	X

•	Auditor fees	X

•	Litigation expenses	X

•	Listing fees	X

•	Auction agent and other AMPS expenses	X

•	Insurance	X

•	Other expenses properly payable	X

The Fund will reimburse the Advisor and its affiliates for all their costs in providing accounting services to the Fund.		X	X

Fees
Fee payable at the end of each calendar month at the annual rate of [__]% of average daily net assets, commencing on the day following effectiveness of the agreement, calculated in accordance with the prospectus and SAI. [For Capital & Income, Enhanced Equity Yield & Premium, Enhanced Equity Yield, Enhanced Government, FRIS, FRIS II, Muni Intermediate, Muni New York Intermediate, and Preferred & Corporate, the fee rate is also paid based upon the proceeds of any borrowings or debt for leverage purposes.] [MY Florida Insured, MY Michigan Insured, MY New Jersey Insured, MY Pennsylvania Insured, S&P 500 Protected Equity, Debt Strategies, MH Florida Insured, MH Fund, MH Fund II, MH Insured, MH New Jersey Insured, MH New York Insured, MuniVest, MuniVest II, SHIP, Apex, CHY, CHY III, CHY V, CHY VI, MuniAssets, MuniEnhanced, MH California Insured, MH Insured II, MY Fund, MY Arizona, MY California, MY California Insured, MY Florida, MY Insured, MY Michigan Insured II, MY New Jersey, MY New York Insured, MY Quality, MY Quality II, Europe Fund and Preferred Income currently pay their investment advisory fee based on average weekly net assets.]		X	X “Net Assets” means the total assets minus the sum of the accrued liabilities.

H-4

Provision	MLIM	New Investment Advisory Agreement

If the agreement is in effect for less than a full month, fee is prorated	X	X

Fee payment for the preceding month shall be made as promptly as possible after completion of the computations.	X

When the determination of NAV is suspended, the NAV from the day prior to suspension shall be used	X

Fee calculations take into account the proceeds of any outstanding debt securities or borrowings used for leverage; liquidation preference not a liability	X	X

Limitation on Liability

Adviser shall not be liable: any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund	X	any error of judgment or mistake of law or for any loss suffered by Adviser or by the Fund in connection with the performance of the Agreement

Except: willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder.	X	a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the Agreement.

To whom: Applies to any affiliates of Adviser performing services for the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of Adviser and such affiliates	X	X

Activities of Adviser/Services Not Exclusive

Services not to be deemed to be exclusive, and Adviser and any person controlled by or under common control with Adviser is free to render services to others.	X	• Agreement does not limit Adviser or its employees and affiliates from acting as Adviser for any other person or firm.
• Agreement does not limit any other lawful activity.
• Agreement does not limit Adviser or employees from trading securities for their own accounts.
• However, Adviser shall undertake no activities which, in its judgment, will adversely affect the performance of its obligations under the Agreement.

H-5

Provision	MLIM	New Investment Advisory Agreement

Directors, officers, employees and shareholders of the Fund are or may become interested in Adviser and its affiliates, as directors, officers, employees, partners and shareholders or otherwise and that Adviser and the directors, officers, employees, partners and shareholders of Adviser and its affiliates are or may become similarly interested in the Fund as shareholders or otherwise.	X

Sub-Advisers

Adviser may employ … other persons or entities, including … affiliates of Adviser … However, if Adviser chooses to retain … another person or entity to manage assets of the Fund, such other person or entity must be	X	Adviser may from time to time … appoint one or more Sub-Advisers, including … affiliates of Adviser, to perform investment advisory services with respect to the Fund. Adviser may terminate any or all Sub-Advisers in its sole discretion at any time to the extent permitted by applicable law.

• an affiliate

• retained at Adviser’s own cost and expense

• retained subject to Section 15

Retention of one or more affiliated sub-advisers … shall in no way reduce the responsibilities or obligations of Adviser under the Agreement, and Adviser shall be responsible for all acts and omissions … in connection with the performance of Adviser’s duties under the Agreement.

Duration/Termination

Agreement effective as of its date and effective for two years and thereafter so long as approved at least annually by	X	X

• the Directors or a majority of the shareholders, and

• a majority of independent Directors at an in person meeting

Agreement may be terminated at any time, without the payment of any penalty, by the Directors or by vote of a majority of the outstanding voting securities of the Fund, or by Adviser, on 60 days’ notice	X	X (except notice may be waived by either the Adviser or the Fund)

Agreement shall automatically terminate in the event of its assignment.	X	X

H-6

Provision		MLIM	New Investment Advisory Agreement
Amendments

OLDER FUNDS: Agreement may be amended by the parties only if such amendment is specifically approved by		X	X—Includes the newer funds’ provision

•	majority of the shareholders, and

•	a majority of the independent Directors at an in person meeting.

NEWER FUNDS: Agreement may be amended by the parties only if specifically approved by

•	the Board, including a majority of the independent Directors at an in person meeting, and

•	where required by the 1940 Act, by the vote of a majority of the shareholders.

Governing Law

•	New York and the applicable provisions of the 1940 Act.	X	X

•	To the extent NY law and the 1940 Act conflict, 1940 Act controls.

General Notices

Any notice under the Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid

Notice re: Change in Partnership Structure

Adviser, which is a partnership, must notify the Fund of any change in membership of the partnership		X	NA

Books and records

•	Comply with Rule 31a-3 under the 1940 Act		X

•	All records are the property of the Fund

•	Will surrender promptly to the Fund any such records upon the Fund’s request.

•	Preserve as required by Rule 31a-2 and Rule 31a-1 of the 1940 Act

H-7

Provision	MLIM	New Investment Advisory Agreement
Indemnification

Fund may, in the discretion of the Board, indemnify Adviser, officers, employees, etc. against any liabilities and expenses, including judgments, fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred … except when Indemnitee shall have been adjudicated not to have acted in good faith and in the reasonable belief that such Indemnitee’s action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful; provided, however, that		X

• no indemnification when there has been “disabling conduct”

• no indemnification for settlements unless there has been a determination that such settlement is in the best interests of the Fund

• action must have been authorized by a majority of the full Board.

The Fund may make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought under the Agreement if the Fund receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that such Indemnitee is entitled to such indemnification and if the trustees of the Fund determine that the facts then known to them would not preclude indemnification. Additional conditions with respect to approvals and entitlement to indemnification.

Conditions apply with respect to standards for indemnification.

Use of Name

Adviser has consented to use of “BlackRock” name, conditioned on the employment of Adviser and subject to the ability of the Adviser to require the Fund to cease using the “BlackRock” name at any time for any reason		X

H-8

Provision	MLIM	New Investment Advisory Agreement
Miscellaneous

Definitions of Certain Terms (have the meaning ascribed to them under the 1940 Act and relevant Commission interpretations)	X	X

Counterparts
Agreement may be executed in counterparts		X

H-9

Appendix I

Form of New Investment Advisory Agreements

INVESTMENT MANAGEMENT AGREEMENT

        AGREEMENT, dated [ ], 2006, between _______________ [ ] (the “Fund”), a [Maryland corporation] [Massachusetts business trust], and BlackRock Advisors, Inc. (the “Advisor”), a Delaware corporation.

        WHEREAS, the Advisor has agreed to furnish investment advisory services to the Fund, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

        WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth;

        NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

        1.       In General. The Advisor agrees, all as more fully set forth herein, to act as investment advisor to the Fund with respect to the investment of the Fund’s assets and to supervise and arrange for the day today operations of the Fund and the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

        2.       Duties and Obligations of the Advisor with Respect to Investment of Assets of the Fund. Subject to the succeeding provisions of this section and subject to the direction and control of the Fund’s Board of [Trustees] [Directors], the Advisor shall (i) act as investment advisor for and supervise and manage the investment and reinvestment of the Fund’s assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervise continuously the investment program of the Fund and the composition of its investment portfolio; (iii) arrange, subject to the provisions of paragraph 4 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; and (iv) provide investment research to the Fund.

        3.       Duties and Obligations of Advisor with Respect to the Administration of the Fund. The Advisor also agrees to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s Custodian, Transfer Agent and Dividend Disbursing Agent and other service providers) for the Fund. To the extent requested by the Fund, the Advisor agrees to provide the following administrative services:

                (a)        Oversee the determination and publication of the Fund’s net asset value in accordance with the Fund’s policy as adopted from time to time by the Board of [Trustees] [Directors];

                (b)        Oversee the maintenance by the Fund’s Custodian and Transfer Agent and Dividend Disbursing Agent of certain books and records of the Fund as required under Rule 31a1(b)(4) of the 1940 Act and maintain (or oversee maintenance by such other persons as approved by the Board of [Trustees] [Directors]) such other books and records required by law or for the proper operation of the Fund;

                (c)        Oversee the preparation and filing of the Fund’s federal, state and local income tax returns and any other required tax returns;

                (d)        Review the appropriateness of and arrange for payment of the Fund’s expenses;

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                (e)        Prepare for review and approval by officers of the Fund financial information for the Fund’s semiannual and annual reports, proxy statements and other communications with shareholders required or otherwise to be sent to Fund shareholders, and arrange for the printing and dissemination of such reports and communications to shareholders;

                (f)        Prepare for review by an officer of the Fund the Fund’s periodic financial reports required to be filed with the Securities and Exchange Commission (“SEC”) on Form NSAR, Form NCSR, Form NPX, Form NQ, and such other reports, forms and filings, as may be mutually agreed upon;

                (g)        Prepare such reports relating to the business and affairs of the Fund as may be mutually agreed upon and not otherwise appropriately prepared by the Fund’s custodian, counsel or auditors;

                (h)        Prepare such information and reports as may be required by any stock exchange or exchanges on which the Fund’s shares are listed;

                (i)        Make such reports and recommendations to the Board of [Trustees][Directors] concerning the performance of the independent accountants as the Board of [Trustees][Directors] may reasonably request or deems appropriate;

                (j)        Make such reports and recommendations to the Board of [Trustees] [Directors] concerning the performance and fees of the Fund’s Custodian and Transfer and Dividend Disbursing Agent as the Board of [Trustees] [Directors] may reasonably request or deems appropriate;

                (k)        Oversee and review calculations of fees paid to the Fund’s service providers;

                (l)        Oversee the Fund’s portfolio and perform necessary calculations as required under Section 18 of the 1940 Act;

                (m)        Consult with the Fund’s officers, independent accountants, legal counsel, custodian, accounting agent and transfer and dividend disbursing agent in establishing the accounting policies of the Fund and monitor financial and shareholder accounting services;

                (n)        Review implementation of any share purchase programs authorized by the Board of [Trustees][Directors];

                (o)        Determine the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepare and arrange for the printing of dividend notices to shareholders; and provide the Fund’s dividend disbursing agent and custodian with such information as is required for such parties to effect the payment of dividends and distributions and to implement the Fund’s dividend reinvestment plan;

                (p)        Prepare such information and reports as may be required by any banks from which the Fund borrows funds;

                (q)        Provide such assistance to the Custodian and the Fund’s counsel and auditors as generally may be required to properly carry on the business and operations of the Fund;

                (r)        Assist in the preparation and filing of Forms 3, 4, and 5 pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, and Section 30(f) of the 1940 Act for the officers and [Trustees][Directors] of the Fund, such filings to be based on information provided by those persons;

                (s)        Respond to or refer to the Fund’s officers or transfer agent, shareholder (including any potential shareholder) inquiries relating to the Fund;

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                (t)        Supervise any other aspects of the Fund’s administration as may be agreed to by the Fund and the Advisor; and

        All services are to be furnished through the medium of any directors, officers or employees of the Advisor or its affiliates as the Advisor deems appropriate in order to fulfill its obligations hereunder.

        The Fund will reimburse the Advisor or its affiliates for all out of pocket expenses incurred by them in connection with the performance of the administrative services described in this paragraph 3. The Fund will reimburse the Advisor and its affiliates for their costs in providing accounting services to the Fund.

        4.       Covenants. (a) In the performance of its duties under this Agreement, the Advisor shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended, and all applicable Rules and Regulations of the Securities and Exchange Commission; (ii) any other applicable provision of law; (iii) the provisions of the [Declaration of Trust] [Charter] and By Laws of the Fund, as such documents are amended from time to time; (iv) the investment objectives and policies of the Fund as set forth in its Registration Statement on Form N-2 and/or the resolutions of the Board of [Trustees] [Directors]; and (v) any policies and determinations of the Board of [Trustees] [Directors] of the Fund and

                (b)        In addition, the Advisor will:

                        (i)        place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Subject to the foregoing and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Advisor may select brokers and dealers with which it or the Fund is affiliated;

                        (ii)        maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Advisor makes investment recommendations for the Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund’s account are customers of the commercial department of its affiliates; and

                        (iii)        treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

        5.       Services Not Exclusive. Nothing in this Agreement shall prevent the Advisor or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

        6.       Sub-Advisors. The Advisor may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisors, including, without limitation, affiliates of the Advisor, to perform

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investment advisory services with respect to the Fund. The Advisor may terminate any or all sub-advisors in its sole discretion at any time to the extent permitted by applicable law.

        7.       Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund’s request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

        8.       Expenses. During the term of this Agreement, the Advisor will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or [trustees’] [directors’] fees of any officers or [trustees] [directors] of the Fund who are affiliated persons (as defined in the 1940 Act) of the Advisor; provided that the Board of [Trustees] [Directors] of the Fund may approve reimbursement to the Advisor of the pro rata portion of the salaries, bonuses, health insurance, retirement benefits and all similar employment costs for the time spent on Fund operations, (including, without limitation, compliance matters) (other than the provision of investment advice and administrative services required to be provided hereunder) of all personnel employed by the Advisor who devote substantial time to Fund operations or the operations of other investment companies advised by the Advisor.

        9.       Compensation of the Advisor. (a) The Fund agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor as such, a monthly fee (the “Investment Advisory Fee”) in arrears at an annual rate equal to the amount set forth in Schedule A hereto of [an aggregate of (i)] the average daily value of the Fund’s Net Assets [and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage.] [certain closed-end funds] “Net Assets” means the total assets of the Fund minus the sum of the accrued liabilities. It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund’s Net Asset Value. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

                (b)        For purposes of this Agreement, the net assets of the Funds shall be calculated pursuant to the procedures adopted by resolutions of the [Trustees] [Directors] of the Fund for calculating the value of the Fund’s assets or delegating such calculations to third parties.

        10.       Indemnity. (a) The Fund may, in the discretion of the Board of [Trustees] [Directors] of the Fund, indemnify the Advisor, and each of the Advisor’s directors, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at the Advisor’s request as director, officer, partner, member, trustee or the like of another entity) (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth herein or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee’s position (the conduct referred to in such clauses (i)through (iv) being sometimes referred to herein as “disabling conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Fund and did not involve disabling conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of [Trustees] [Directors] of the Fund.

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                (b)        The Fund may make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that such Indemnitee is entitled to such indemnification and if the [Trustees] [Directors] of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the Indemnitee shall provide security for such Indemnitee undertaking, (B) the Fund shall be insured against losses arising by reason of any unlawful advance, or (C) a majority of a quorum consisting of [Trustees] [Directors] of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non Party [Trustees] [Directors]”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

                (c)        All determinations with respect to the standards for indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnitee is not liable or is not liable by reason of disabling conduct, or (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non Party [Trustees] [Directors] of the Fund, or (ii) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized and shall be made in accordance with the immediately preceding clause (2) above.

        The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which such Indemnitee may be lawfully entitled.

        11.       Limitation on Liability. (a) The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by Advisor or by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement. As used in this Section 11(a), the term “Advisor” shall include any affiliates of the Advisor performing services for the Fund contemplated hereby and partners, directors, officers and employees of the Advisor and of such affiliates.

                (b)        [Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that, as provided in [Section ___ of Article __ of the Declaration of Trust], this Agreement is executed by the Trustees and/or officers of the Fund, not individually but as such Trustees and/or officers of the Fund, and the obligations hereunder are not binding upon any of the Trustees or Shareholders individually but bind only the estate of the Fund.] [Massachusetts business trusts]

        12.       Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Fund as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Fund’s Board of [Trustees] [Directors] or the vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote, and (b) by the vote of a majority of the [Trustees] [Directors] who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of any penalty, upon giving the Advisor 60 days’ notice (which notice may be waived by the Advisor), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the [Trustees] [Directors] of the Fund in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Advisor on 60 days’ written notice (which notice may be waived by the Fund). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

        13.       Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

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        14.       Amendment of this Agreement. This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of the Board of [Trustees] [Directors] of the Fund, including a majority of those [Trustees] [Directors] who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and, where required by the 1940 Act, by a vote of a majority of the outstanding voting securities of the Fund.

        15.       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of New York, or any of the provisions, conflict with the applicable provisions of the 1940 Act, the latter shall control.

        16.       Use of the Name BlackRock. The Advisor has consented to the use by the Fund of the name or identifying word “BlackRock” in the name of the Fund. Such consent is conditioned upon the employment of the Advisor as the investment advisor to the Fund. The name or identifying word “BlackRock” may be used from time to time in other connections and for other purposes by the Advisor and any of its affiliates. The Advisor may require the Fund to cease using “BlackRock” in the name of the Fund if the Fund ceases to employ, for any reason, the Advisor, any successor thereto or any affiliate thereof as investment advisor of the Fund.

        17.       Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

        18.       Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

I-6

        IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

[NAME OF FUND] By:__________________________ Name: Title: BLACKROCK ADVISORS, INC. By:__________________________ Name: Title:

Schedule A

Investment Advisory Fee

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Appendix J

Form of Contingent Subadvisory Agreements

SUB-INVESTMENT ADVISORY AGREEMENT

        AGREEMENT dated [ ], 2006, between [Name of MLIM Entity], a Delaware limited partnership (the “Advisor”), and BlackRock Advisors, Inc., a Delaware Corporation (the “Sub-Advisor”).

        WHEREAS, the Advisor has agreed to furnish investment advisory services to the [                       ] [a series of _______________] [for open-end series funds], a [Maryland corporation] [Massachusetts business trust] (the “Fund”), a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

        WHEREAS, the Advisor wishes to retain the Sub-Advisor to provide it with certain sub-advisory services as described below in connection with Advisor’s advisory activities on behalf of the Fund;

        WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Sub-Advisor is willing to furnish such services upon the terms and conditions herein set forth; and

        WHEREAS, Merrill Lynch & Co., Inc., the parent company of the Advisor, and BlackRock, Inc., have entered into an agreement on a transaction (the “Transaction”) to combine Merrill Lynch Investment Managers, L.P. and certain affiliates with BlackRock, Inc. to form a new asset management company;

        NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

        1.       Appointment. The Advisor hereby appoints the Sub-Advisor to act as sub-advisor with respect to the Fund and the Sub-Advisor accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

        2.       Services of the Sub-Advisor. Subject to the succeeding provisions of this section, the oversight and supervision of the Advisor and the direction and control of the Fund’s Board of [Trustees] [Directors], the Sub-Advisor will perform certain of the day-to-day operations of the Fund, which may include one or more of the following services, at the request of the Advisor: (a) acting as investment advisor for and managing the investment and reinvestment of those assets of the Fund as the Advisor may from time to time request and in connection therewith have complete discretion in purchasing and selling such securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (b) arranging, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets of the Fund; (c) providing investment research and credit analysis concerning the Fund’s investments, (d) assist the Advisor in determining what portion of the Fund’s assets will be invested in cash, cash equivalents and money market instruments, (e) placing orders for all purchases and sales of such investments made for the Fund, and (f) maintaining the books and records as are required to support Fund investment operations. At the request of the Advisor, the Sub-Advisor will also, subject to the oversight and supervision of the Advisor and the direction and control of the Fund’s Board of [Trustees] [Directors], provide to the Advisor or the Fund any of the facilities and equipment and perform any of the services described in the investment advisory agreement between the Advisor and the Fund (the “Advisory Agreement”). In addition, the Sub-Advisor will keep the Fund and the Advisor informed of developments materially affecting the Fund and shall, on its own initiative, furnish to the Fund from time to time whatever information the Sub-Advisor believes appropriate for this purpose. The Sub-Advisor will periodically communicate to the Advisor, at such times as the Advisor may direct, information concerning the purchase and sale of securities for the Fund, including: (a) the name of the issuer, (b) the amount of the purchase or sale, (c) the name of the broker or dealer, if any, through which the purchase or sale is effected, (d) the CUSIP number of the

J-1

instrument, if any, and (e) such other information as the Advisor may reasonably require for purposes of fulfilling its obligations to the Fund under the Advisory Agreement. The Sub-Advisor will provide the services rendered by it under this Agreement in accordance with the Fund’s investment objectives, policies and restrictions (as currently in effect and as they may be amended or supplemented from time to time) as stated in the Fund’s Prospectus and Statement of Additional Information and the resolutions of the Fund’s Board of [Trustees] [Directors].

        3.       Covenants. (a) In the performance of its duties under this Agreement, the Sub-Advisor shall at all times conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of the Agreement and [Declaration of Trust] [Charter] and By-Laws of the Fund, as such documents are amended from time to time; (iv) the investment objectives and policies of the Fund as set forth in its Registration Statement on Form N-2; and (v) any policies and determinations of the Board of the [Trustees][Directors] of the Fund and

(b) In addition, the Sub-Advisor will:

(i) place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Sub-Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Sub-Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Advisor may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Advisor or the Sub-Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor and the Sub-Advisor to the Fund’s and their other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. Subject to the foregoing and the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Advisor may select brokers and dealers with which it or the Fund is affiliated;

(ii) maintain books and records with respect to the Fund’s securities transactions and will render to the Advisor and the Fund’s Board of [Trustees] [Directors] such periodic and special reports as they may request;

(iii) maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Sub-Advisor makes investment recommendations for the Fund, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund’s account are customers of the commercial department of its affiliates; and

(iv) treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, and the Fund’s prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

        4.       Services Not Exclusive. Nothing in this Agreement shall prevent the Sub-Advisor or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

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        5.       Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund’s request. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act (to the extent such books and records are not maintained by the Advisor).

        6.       Expenses. During the term of this Agreement, the Sub-Advisor will bear all costs and expenses of its employees and any overhead incurred by the Sub-Advisor in connection with its duties hereunder; provided that the Board of [Trustees] [Directors] of the Fund may approve reimbursement to the Sub-Advisor of the pro-rata portion of the salaries, bonuses, health insurance, retirement benefits and all similar employment costs for the time spent on Fund operations (including, without limitation, compliance matters) (other than the provision of investment advice and administrative services required to be provided hereunder) of all personnel employed by the Sub-Advisor who devote substantial time to the Fund operations or the operations of other investment companies advised or sub-advised by the Sub-Advisor.

        7.       Compensation.

                (a)        The Advisor agrees to pay to the Sub-Advisor and the Sub-Advisor agrees to accept as full compensation for all services rendered by the Sub-Advisor as such, a monthly fee in arrears at an annual rate equal to 50% of the monthly advisory fees received by the Advisor. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

                (b)        For purposes of this Agreement, the Net Assets of the Fund shall be calculated pursuant to the procedures adopted by resolutions of the [Trustees] [Directors] of the Fund for calculating the value of the Fund’s assets or delegating such calculations to third parties.

        8.       Indemnity.

                (a)        The Fund hereby agrees to indemnify the Sub-Advisor and each of the Sub-Advisor’s directors, officers, employees, agents, associates and controlling persons and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at the Sub-Advisor’s request as director, officer, partner, member, trustee or the like of another entity) (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth herein or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Fund and did not involve disabling conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of [Trustees] [Directors] of the Fund.

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                (b)        The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that such Indemnitee is entitled to such indemnification and if the [Trustees] [Directors] of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the Indemnitee shall provide a security for such Indemnitee-undertaking, (B) the Fund shall be insured against losses arising by reason of any unlawful advance, or (C) a majority of a quorum consisting of [Trustees] [Directors] of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party [Trustees] [Directors]”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

                (c)        All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnitee is not liable by reason of disabling conduct, or (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party [Trustees] [Directors] of the Fund, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized shall be made in accordance with the immediately preceding clause (2) above.

        The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which such Indemnitee may be lawfully entitled.

        9.       Limitation on Liability.

                (a)        The Sub-Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Advisor or by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

                (b)        [Notwithstanding anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that, as provided in [Section ___ of Article __ of the Declaration of Fund], this Agreement is executed by the Trustees and/or officers of the Fund, not individually but as such Trustees and/or officers of the Fund, and the obligations hereunder are not binding upon any of the Trustees or Shareholders individually but bind only the estate of the Fund.] [Massachusetts business trusts]

        10.       Duration and Termination. This Agreement shall become effective as of the date hereof and, unless sooner terminated with respect to the Fund as provided herein, shall continue in effect until the earlier of the closing of the Transaction or a period of two years after the date hereof. After the initial two year period, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) a majority of the Fund’s Board of [Trustees] [Directors] or a vote of a majority of the outstanding voting securities of the Fund at the time outstanding and entitled to vote and (b) the vote of a majority of the [Trustees] [Directors], who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Fund or the Advisor at any time, without the payment of any penalty, upon giving the Sub-Advisor 60 days’ notice (which notice may be waived by the Sub-Advisor), provided that such termination by the Fund or the Advisor shall be directed or approved by the vote of a majority of the [Trustees][Directors] of the Fund in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Sub-Advisor on 60 days’ written notice (which notice may be waived by the Fund and the Advisor), and will terminate automatically upon any termination of the Advisory Agreement between the Fund and the Advisor. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

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        11.       Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

        12.       Amendment of this Agreement. This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of the Board of [Trustees] [Directors] of the Fund, including a majority of those [Trustees] [Directors] who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and, where required by the 1940 Act, by a vote of a majority of the outstanding voting securities of the Fund.

        13.       Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

        14.       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of New York, or any of the provisions, conflict with the applicable provisions of the 1940 Act, the latter shall control.

        15.       Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

[NAME OF MLIM ENTITY]

By:
Name: Title:

BLACKROCK ADVISORS, INC.

By:
Name: Title:

Agreed and Accepted:

[NAME OF FUND]

By:
Name: Title:

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Appendix K

Investment Advisory Agreements
Dates, Approvals and Fees

Fund	Date of Current Investment Advisory Agreement[1]	Date Last Approved by Directors/ Trustees[2]	Current Advisory Fee (as a percentage of average net assets) (%)		Current Administration Fee (as a percentage of average daily net assets) (%)	New Advisory Fee (as a percentage of average daily net assets) (%)
MY Florida Insured	Oct. 12, 1992	May 16, 2005	0.50	%**	N/A	0.50%

MY Michigan Insured	Oct. 12, 1992	May 16, 2005	0.50	%**	N/A	0.50%

MY New Jersey Insured	Oct. 12, 1992	May 16, 2005	0.50	%**	N/A	0.50%

MY Pennsylvania Insured	Oct. 12, 1992	May 16, 2005	0.50	%**	N/A	0.50%

S&P 500 Protected Equity	Nov. 3, 1999	March 3, 2006	1.00	%**	N/A	1.00%

Muni Intermediate	July 29, 2003	Nov. 16, 2005	0.55	%*	N/A	0.55%

Muni New York Intermediate	July 29, 2003	Nov. 16, 2005	0.55	%*	N/A	0.55%

Debt Strategies	March 24, 1998	Aug. 17, 2005	0.60	%**	N/A	0.60%

Diversified Income	Jan. 26, 2005	Feb. 14, 2006	0.75	%*	N/A	0.75%

FRIS	Oct. 28, 2003	Feb. 1, 2005	0.75	%*	N/A	0.75%

FRIS II	July 27, 2004	Feb. 14, 2005	0.75	%*	N/A	0.75%

MH Florida Insured	Sept. 18, 1997	Feb. 4. 2006	0.55	%**	N/A	0.55%

MH Fund	April 29, 1997	Nov. 15, 2005	0.55	%**	N/A	0.55%

MH Fund II	Jan. 30, 1998	Feb. 14, 2006	0.55	%**	N/A	0.55%

MH Insured	April 16, 1998	Nov. 15, 2005	0.55	%**	N/A	0.55%

MH New Jersey Insured	Feb. 12, 1998	Feb. 14, 2006	0.55	%**	N/A	0.55%

MH New York Insured	June 11, 1997	Feb. 14, 2006	0.55	%**	N/A	0.55%

MuniVest	Sept, 8, 1988	Feb. 14, 2006	0.50	%**	N/A	0.50%

MuniVest II	March 17, 1993	May 9, 2005	0.50	%**	N/A	0.50%

SHIP	April 20, 1993	Aug. 17, 2005	0.50	%**	N/A	0.50%

Preferred & Corporate	July 29, 2003	May 25, 2005	0.60	%*	N/A	0.60%

Enhanced Equity Yield & Premium	June 27, 2005	May 12, 2005	1.00	%*	N/A	1.00%

Apex	July 17, 1989	Nov. 8, 2005	0.65	%**	N/A	0.65%

K-1

Fund	Date of Current Investment Advisory Agreement[1]	Date Last Approved by Directors/ Trustees[2]	Current Advisory Fee (as a percentage of average net assets) (%)		Current Administration Fee (as a percentage of average daily net assets) (%)	New Advisory Fee (as a percentage of average daily net assets) (%)
CHY	June 4, 1993	Nov. 8, 2005	0.50	%**	N/A	0.50%

CHY III	Jan. 14, 1998	Nov. 8, 2005	0.60	%**	N/A	0.60%

CHY V	Nov. 27, 2001	Feb. 23, 2006	0.60	%**	N/A	0.60%

CHY VI	May 27, 2003	Feb. 23, 2006	0.70	%**	N/A	0.70%

MuniAssets	June 25, 1993	Nov. 8, 2005	0.55	%**	N/A	0.55%

MuniEnhanced	Feb. 16, 1989	Aug. 10, 2005	0.50	%**	N/A	0.50%

MH California Insured	Jan. 30, 1998	Nov. 8, 2005	0.55	%**	N/A	0.55%

MH Insured II	Feb. 4, 1999	Feb. 23, 2006	0.55	%**	N/A	0.55%

MY Fund	Nov. 11, 1991	Aug. 10, 2005	0.50	%**	N/A	0.50%

MY Arizona	Oct. 1, 1993	Aug. 10, 2005	0.50	%**	N/A	0.50%

MY California	Feb. 14, 1992	Aug. 10, 2005	0.50	%**	N/A	0.50%

MY California Insured	Sept. 18, 1992	Aug. 10, 2005	0.50	%**	N/A	0.50%

MY Florida	Feb. 14, 1992	Aug. 10, 2005	0.50	%**	N/A	0.50%

MY Insured	March 10, 1992	Aug. 10, 2005	0.50	%**	N/A	0.50%

MY Michigan Insured II	Feb. 14, 1992	Aug. 10, 2005	0.50	%**	N/A	0.50%

MY New Jersey	April 3, 1992	Aug. 10, 2005	0.50	%**	N/A	0.50%

MY New York Insured	Feb. 14, 1992	Aug. 10, 2005	0.50	%**	N/A	0.50%

MY Quality	June 12, 1992	Aug. 10, 2005	0.50	%**	N/A	0.50%

MY Quality II	Aug. 21, 1992	Aug. 10, 2005	0.50	%**	N/A	0.50%

Europe Fund	Dec. 11, 2000	May 12, 2005	0.75% & 0.65%**[3]		0.25% & 0.20%[4]	0.75% & 0.65%[3]

Capital & Income	April 27, 2004	May 12, 2005	0.85	%*	N/A	0.85%

Preferred Income	March 25, 2003	May 25, 2005	0.60	%**	N/A	0.60%

Enhanced Equity Yield	May 3, 2005	March 23, 2005	1.00	%*	N/A	1.00%

Enhanced Government	Oct. 26, 2005	Sept. 15, 2005	0.85	%*	N/A	0.85%

*	The current investment advisory fee is calculated as a percentage of average daily net assets.
**	The current investment advisory fee is calculated as a percentage of average weekly net assets.
[1]	In general, each Current Investment Advisory Agreement was last approved by the shareholders (or, to the extent applicable, the initial shareholder) of the relevant Fund either in connection with the initial approval of such agreement or in connection with any later amendment requiring such approval.
[2]	The only action taken by the Fund’s Board with respect to the Current Investment Advisory Agreement since the Fund’s last fiscal year end was the renewal of the Current Investment Advisory Agreement as described in this Joint Proxy Statement.
[3]	Europe Fund pays the Adviser a fee of 0.75% of its average weekly net assets up to $250 million, and 0.65% of such assets in excess of $250 million.
[4]	Europe Fund pays Princeton Administrators, Inc., its administrator, a fee at the annual rate of 0.25% of its average weekly net assets up to $200 million and ..20% on such assets in excess of $200 million.

K-2

Appendix L

Board Approval of New Investment Advisory Agreement

Fund	Date of Approval
MY Florida Insured	May 8, 2006
MY Michigan Insured	May 8, 2006
MY New Jersey Insured	May 8, 2006
MY Pennsylvania Insured	May 8, 2006
S&P 500 Protected Equity	May 8, 2006
Muni Intermediate	May 8, 2006
Muni New York Intermediate	May 8, 2006
Debt Strategies	May 12, 2006
Diversified Income	May 12, 2006
FRIS	May 12, 2006
FRIS II	May 12, 2006
MH Florida Insured	May 12, 2006
MH Fund	May 12, 2006
MH Fund II	May 12, 2006
MH Insured	May 12, 2006
MH New Jersey Insured	May 12, 2006
MH New York Insured	May 12, 2006
MuniVest	May 12, 2006
MuniVest II	May 12, 2006
SHIP	May 12, 2006
Preferred & Corporate	May 10, 2006
Enhanced Equity Yield & Premium	May 10, 2006
Apex	May 9, 2006
CHY	May 9, 2006
CHY III	May 9, 2006
CHY V	May 9, 2006
CHY VI	May 9, 2006
MuniAssets	May 9, 2006
MuniEnhanced	May 9, 2006
MH California Insured	May 9, 2006
MH Insured II	May 9, 2006
MY Fund	May 9, 2006
MY Arizona	May 9, 2006
MY California	May 9, 2006
MY California Insured	May 9, 2006
MY Florida	May 9, 2006
MY Insured	May 9, 2006
MY Michigan Insured II	May 9, 2006
MY New Jersey	May 9, 2006
MY New York Insured	May 9, 2006
MY Quality	May 9, 2006
MY Quality II	May 9, 2006
Europe Fund	May 10, 2006
Capital & Income	May 10, 2006
Preferred Income	May 10, 2006
Enhanced Equity Yield	May 10, 2006
Enhanced Government	May 10, 2006

L-1

Appendix M

Fees Paid to Advisers, Subadvisers and Affiliates

        The following table indicates (i) amounts paid by each Fund to its Adviser, (ii) amounts paid by the relevant Fund’s Adviser (not the Fund) to the Fund’s subadviser during the Fund’s last fiscal year, and (iii) amounts paid by each Fund to affiliates of its Adviser or subadviser. All fees shown are after waivers and reimbursements, if any.

Fund	Advisory Fees (after waivers, if any)($)		Subadvisory Fees (after waivers, if any)($)	Administration Fees ($)	AMPS Auction Broker-Dealer Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)	Fiscal Year Ended
Equity Funds

Capital & Income	3,143,740		0	0	0	53,061	12.38	12/31

Enhanced Equity Yield	2,569,736		0	0	0	3,546	0.76	12/31

Enhanced Equity
Yield & Premium	1,656,716		0	0	0	5,906	1.53	12/31

Europe Fund	918,446		0	306,148	0	18,932	2.14	12/31

S&P 500 Protected
Equity	3,080,442		0	0	0	0	0	9/30
Taxable Fixed Income Funds

FRIS	3,537,151		0	0	0	0	0	8/31

FRIS II	808,920	*	0	0	0	1,250	68.49	2/28

CHY	2,046,753		0	0	0	12,906	57.72	5/31

CHY III	2,634,524		0	0	0	13,266	56.80	5/31

CHY V	4,187,174		0	0	0	21,375	58.97	8/31

CHY VI	5,120,387		0	0	0	24,063	58.12	8/31

Debt Strategies	5,978,234		0	0	0	0	0	2/28

Diversified Income	924,061	*	0	0	0	0	0	8/31

Enhanced Government	357,767	***	0	0	0	0	0	12/31

Preferred & Corporate	2,263,703		0	0	272,748	0	0	10/31

Preferred Income	8,970,488		0	0	534,251	0	0	10/31

M-1

Fund	Advisory Fees (after waivers, if any)($)	Subadvisory Fees (after waivers, if any)($)	Administration Fees ($)	AMPS Auction Broker-Dealer Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)	Fiscal Year Ended

SHIP	2,303,441	0	0	0	0	0	2/28

Tax-Exempt Funds

Apex	1,208,229	0	0	0	0	0	6/30

Muni Intermediate	3,442,935	0	0	633,837	0	0	5/31

Muni New York
Intermediate	373,778	0	0	65,053	0	0	5/31

MuniAssets	1,447,637	0	0	0	0	0	5/31

MuniEnhanced	2,641,322	0	0	246,601	0	0	1/31

MH California Insured	5,181,923	0	0	378,100	0	0	6/30

MH Florida Insured	4,862,812	0	0	467,672	0	0	8/31

MH Fund	1,803,476	0	0	168,937	1,500	100	4/30

MH Fund II	1,374,311	0	0	94,769	1,000	100	7/31

MH Insured	1,559,067	0	0	227,707	0	0	4/30

MH Insured II	2,710,953	0	0	271,023	0	0	9/30

MH New Jersey Insured	2,709,878	0	0	260,686	0	0	7/31

MH New York Insured	4,019,420	0	0	296,931	0	0	8/31

MuniVest	4,740,919	0	0	396,709	6,895	56.41	8/31

MuniVest II	2,362,219	0	0	225,105	3,105	44.47	10/31

MY Arizona	489,171	0	0	32,098	0	0	10/31

MY California	2,315,287	0	0	149,583	0	0	10/31

MY California Insured	3,775,797	0	0	199,107	0	0	10/31

MY Florida	1,515,133	0	0	140,564	0	0	10/31

MY Florida Insured	990,900	0	0	93,910	0	0	10/31

MY Fund	4,957,488	0	0	371,770	0	0	10/31

MY Insured	8,120,039	0	0	740,429	24,600	100	10/31

M-2

Fund	Advisory Fees (after waivers, if any)($)	Subadvisory Fees (after waivers, if any)($)	Administration Fees ($)	AMPS Auction Broker-Dealer Fees ($)	Aggregate Commissions Paid to Affiliated Brokers ($)	Percentage of Fund’s Aggregate Brokerage Commissions Paid to Affiliated Brokers (%)	Fiscal Year Ended

MY Michigan Insured	2,251,164	0	0	234,699	0	0	10/31

MY Michigan Insured II	1,339,439	0	0	96,811	0	0	10/31

MY New Jersey	1,706,174	0	0	166,930	0	0	11/30

MY New Jersey Insured	1,037,003	0	0	119,076	0	0	10/31

MY New York Insured	4,219,714	0	0	251,284	0	0	10/31

MY Pennsylvania
Insured	1,418,961	0	0	160,938	0	0	10/31

MY Quality	3,358,321	0	0	223,965	1,500	100	10/31

MY Quality II	2,278,124	0	0	194,462	0	0	10/31

*	For the period July 30, 2004 to February 28, 2005.
**	For the period January 31, 2005 to August 31, 2005.
***	For the period October 31, 2005 to December 31, 2005.

M-3

Appendix N

Directors and Principal Officers of Advisers and Subadvisers

Merrill Lynch Investment Managers, L.P.

Name	Position
Robert C. Doll, Jr.	President
Donald C. Burke	Senior Vice President and Treasurer
Jeffrey Hiller	Chief Compliance Officer
Denis Molleur	General Counsel
Alice A. Pellegrino	Secretary

Fund Asset Management, L.P.

Name	Position
Robert C. Doll, Jr.	President
Donald C. Burke	Senior Vice President and Treasurer
Jeffrey Hiller	Chief Compliance Officer
Denis Molleur	General Counsel
Alice A. Pellegrino	Secretary

Merrill Lynch Asset Management U.K. Limited

Name	Position
Nicholas C.D. Hall	Director
James T. Statford	Alternate Director
Donald C. Burke	Treasurer
Debra Anne Searle	Company Secretary

Merrill Lynch Investment Managers International Limited

Name	Position
Peter John Gibbs	Chairman and Chief Executive Officer
Simon G.B. Miles	Director
Bernadette Lewis	Assistant Secretary
Debra Anne Searle	Secretary
Marc H. Brillon	Director
Edoardo L. R. Mercadante	Director

N-1

BlackRock Advisors, Inc.

Name	Position
Laurence D. Fink	Chief Executive Officer
Ralph L. Schlosstein	President and Director
Robert S. Kapito	Vice Chairman and Director
Robert P. Connolly	General Counsel, Secretary and Managing Director
Henry Gabbay	Managing Director, Chief Administrative Officer,
Portfolio Compliance
Bartholomew A. Battista	Managing Director and Chief Compliance Officer
Laurence J. Carolan	Managing Director and Director
Kevin M. Klingert	Managing Director and Director
John P. Moran	Managing Director, Treasurer and Director
Steven E. Buller	Chief Financial Officer

N-2

Appendix O

Other Funds Advised by BlackRock Advisors and Fee Schedules

        The following table lists certain information regarding funds for which BlackRock Advisors provide investment advisory services, other than the Funds that are addressed by this Joint Proxy Statement. All of the information below is given as of the end of the last fiscal year of each fund.

Fund	Adviser/ Subadviser	Net Assets ($)	Management Fee (as a percentage of average daily net assets) (%)	Management Fee (after waivers, if any) ($)

O-1

Appendix P

Independent Registered Public Accounting Firm Fees

        The tables below set forth for each Fund that is electing Directors, for its two most recent fiscal years the fees billed by its independent registered public accounting firm for (a) all audit and non-audit services provided directly to the Fund, and (b) those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the Fund’s operations and financial reporting, and, therefore, require Audit Committee pre-approval. Services under the caption:

•	Audit Fees are for the audit of the Fund’s annual financial statements included in the Fund’s reports to shareholders and in connection with statutory and regulatory filing or engagements;
•	Audit-Related Fees include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees;
•	Tax Fees include tax compliance, tax advice and tax planning; and
•	All Other Fees are for other products and services provided.

        Each Fund also is required to disclose the total non-audit fees paid to its independent registered public accounting firm, for services rendered to the Fund and its Affiliated Service Providers regardless of whether those fees were pre-approved by the Audit Committee.

Fees for audit and non-audit services provided directly to the Fund:

	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Muni Intermediate	33,000	38,500	3,500	28,000	5,700	5,200	0	0
Muni New York Intermediate	29,000	36,500	3,500	24,500	5,700	5,200	0	0
Debt Strategies	45,500	43,000	8,000	7,500	6,000	5,700	0	0
FRIS	38,000	43,100	0	0	7,900	5,200	0	0
FRIS II	40,200	42,00	8,000	9,600	6,000	5,700	0	0
MH Fund	32,000	31,500	3,500	3,000	5,700	5,200	0	0
MH Insured	32,000	31,500	3,500	3,000	5,700	5,200	0	0
SHIP	41,300	39,000	8,000	7,500	6,000	5,700	0	0
Preferred & Corporate	40,000	36,000	3,500	3,000	5,700	5,200	0	0
Enhanced Equity Yield & Premium[1]	36,000	N/A	9,600	N/A	5,700	N/A	0	0
CHY	37,000	35,000	0	7,500	5,700	5,200	0	0
CHY III	37,000	35,000	0	7,500	5,700	5,200	0	0
MuniAssets	27,500	26,000	0	0	5,700	5,610	0	0
Europe Fund	35,000	34,000	0	0	5,700	5,200	0	0
Capital & Income	36,000	42,400	0	0	5,700	5,200	0	0

P-1

	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Preferred Income	41,000	38,000	3,500	3,000	5,700	5,200	0	0
Enhanced Equity Yield	36,600	N/A	9,600	N/A	5,700	N/A	0	0
Enhanced Government	34,000	N/A	0	N/A	5,700	N/A	0	N/A

        Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Audit Committee was required:

	Audit Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Muni Intermediate	0	0	N/A	N/A	N/A	N/A
Muni New York Intermediate	0	0	N/A	N/A	N/A	N/A
Debt Strategies	1,227,000	945,000	N/A	N/A	N/A	N/A
FRIS	1,227,000	945,000	N/A	N/A	N/A	N/A
FRIS II	1,227,000	945,000	N/A	N/A	N/A	N/A
MH Fund	0	0	N/A	N/A	N/A	N/A
MH Insured	0	0	N/A	N/A	N/A	N/A
SHIP	1,227,000	945,000	N/A	N/A	N/A	N/A
Preferred & Corporate	0	0	N/A	N/A	N/A	N/A
Enhanced Equity Yield & Premium[1]	1,227,000	N/A	N/A	N/A	N/A	N/A
CHY	945,000	541,640	N/A	N/A	N/A	N/A
CHY III	945,000	541,640	N/A	N/A	N/A	N/A
MuniAssets	945,000	541,640	N/A	N/A	N/A	N/A
Europe Fund	0	0	N/A	N/A	N/A	N/A
Capital & Income	1,227,000	945,000	N/A	N/A	N/A	N/A
Preferred Income	0	0	N/A	N/A	N/A	N/A
Enhanced Equity Yield	1,227,000	N/A	N/A	N/A	N/A	N/A
Enhanced Government	0	N/A	N/A	N/A	N/A	N/A

        Aggregate non-audit fees for services provided to the Fund and its Affiliated Service Providers, regardless of whetherpre-approval was required:

	Aggregate Non-Audit Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Muni Intermediate	9,200	8,200

P-2

	Aggregate Non-Audit Fees ($)
Fund	Most Recent Fiscal Year ($)	Fiscal Year Prior to Most Recent Fiscal Year End ($)
Muni New York Intermediate	9,200	8,200
Debt Strategies	4,958,454	11,059,727
FRIS	7,384,927	14,919,036
FRIS II	4,958,454	11,059,727
MH Fund	9,200	8,200
MH Insured	9,200	8,200
SHIP	4,958,454	11,059,727
Preferred & Corporate	9,200	8,200
Enhanced Equity Yield & Premium	5,593,071	N/A
CHY	9,036,643	16,593,786
CHY III	9,036,643	16,593,786
MuniAssets	9,036,643	16,586,696
Europe Fund	5,700	5,200
Capital & Income	5,583,471	11,931,555
Preferred Income	9,200	8,200
Enhanced Equity Yield	5,593,071	N/A
Enhanced Government	5,700	N/A

P-3

Appendix Q

5% Share Ownership

        As of ________, 2006, to the best knowledge of each Fund, the following persons beneficially owned or owned of record 5% or more of the outstanding shares of the class of the Funds indicated:

Fund	Class	Percent	Name	Address

Q-1

[Proxy Card Front]

AUCTION MARKET PREFERRED STOCK

[NAME OF FUND]

P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors/Trustees

        The undersigned hereby appoints Donald C. Burke, Alice A. Pellegrino and Robert C. Doll as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of the above-named Fund (the “Fund”), held of record by the undersigned on June 2, 2006 at the annual or special meeting of shareholders of the Fund to be held on [Monday, July 31][Tuesday, August 15], 2006, or any adjournment or postponement thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposals

        By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment or postponement thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

   [Proxy Card Reverse]

   Please mark boxes /X/ or [X] in blue or black ink.

1.     Election of Board Members.

FOR ALL |_|	WITHHOLD ALL |_|	FOR ALL EXCEPT |_|

To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

   [insert directors]

_________________

2.     To approve a new investment advisory agreement with BlackRock Advisors, Inc.

FOR |_|	AGAINST |_|	ABSTAIN |_|

3.     To approve a contingent subadvisory agreement with BlackRock Advisors, Inc.

FOR |_|	AGAINST |_|	ABSTAIN |_|

4.     In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

.	Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock in the same proportion as votes cast by the holders of Auction Market Preferred Stock who have responded to this proxy solicitation.

Dated: ________________________

X_______________________________________________ Signature

X_______________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]

COMMON STOCK

[NAME OF FUND]

P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors/Trustees

        The undersigned hereby appoints Donald C. Burke, Alice A. Pellegrino and Robert C. Doll as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of common stock of the above-named Fund (the “Fund”), held of record by the undersigned on June 2, 2006 at the annual or special meeting of shareholders of the Fund to be held on [Monday, July 31] [Tuesday, August 15], 2006, or any adjournment or postponement thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposals

        By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment or postponement thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

   Please mark boxes /X/ or [X] in blue or black ink.

1.     Election of Board Members.

FOR ALL |_|	WITHHOLD ALL |_|	FOR ALL EXCEPT |_|

To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

   [insert directors]

_________________

2.     To approve a new investment advisory agreement with BlackRock Advisors, Inc.

FOR |_|	AGAINST |_|	ABSTAIN |_|

3.     To approve a contingent subadvisory agreement with BlackRock Advisors, Inc.

FOR |_|	AGAINST |_|	ABSTAIN |_|

4.     In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ________________________

X_______________________________________________ Signature

X_______________________________________________ Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.